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                                                                    EXHIBIT 10.9


              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                            AIA Document A201-1997
                       1997 Edition - Electronic Format


This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.



TABLE OF ARTICLES

1.   GENERAL PROVISIONS

2.   OWNER

3.   CONTRACTOR

4.   ADMINISTRATION OF THE CONTRACT

5.   SUBCONTRACTORS

6.   CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7.   CHANGES IN THE WORK

8.   TIME

9.   PAYMENTS AND COMPLETION

AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicenced photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                        User Document: 2031A201.DOC -- 6/6/1999.
                                        AIA License Number 109286, which expires
                                                                    on 6/30/1999
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10.  PROTECTION OF PERSONS AND PROPERTY

11.  INSURANCE AND BONDS

12.  UNCOVERING AND CORRECTION OF WORK

13.  MISCELLANEOUS PROVISIONS

14.  TERMINATION OR SUSPENSION OF THE CONTRACT
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INDEX

Acceptance of Nonconforming Work
     9.6.6, 9.9.3, 12.3
Acceptance of Work
     9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
     3.16, 6.2.1, 12.1
Accident Prevention
     4.2.3, 10
Acts and Omissions
     3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5,
     13.4.2, 13.7, 14.1
Addenda
     1.1.1, 3.11
Additional Cost, Claims for
     4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
     9.8.3, 12.2.1, 13.5
Additional time, Claims for
     4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
     3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid
     1.1.1
Aesthetic Effect
     4.2.13, 4.5.1
Allowances
     3.8
All-risk Insurance
     11.4.1.1
Applications for Payment
     4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.3,
     14.2.4, 14.4.3
Approvals
     2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
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Arbitration
     4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
     4.1
Architect, Definition of
     4.1.1
Architect, Extent of Authority
     2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4,
     9.5, 9.8.3, 9.10.12, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility
     2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6,
     4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses
     2.4, 11.4.101, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract
     3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals
     2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect's Authority to Reject Work
     3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright
     1.6
Architect's Decisions
     4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
     7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
     14.2.4
Architect's Inspections
     4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions
     3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations
     4.2.11, 4.2.12, 4.3.6
Architect's Project Representative
     4.2.10
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Architect's Relationship with Contractor
     1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
     3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
     7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7,
     12, 13.4.2, 13.5
Architect's Relationship with Subcontractors
     1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations
     9.4.2, 9.5.1, 9.10.1
Architect's Site Visits
     4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
     10.3.1
Attorneys' Fees
     3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
     6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work
     5.2
Basic Definitions
     1.1
Bidding Requirements
     1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
     11.4.2
Bonds, Liens
     9.10.2
Bonds, Performance, and Payment
     7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
     3.7.1
Capitalization
     1.3
Certificate of Substantial Completion
     9.8.3, 9.8.4, 9.8.5
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Certificates for Payment
     4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
     14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval
     13.5.4
Certificates of Insurance
     9.10.2, 11.1.3
Change Orders
     1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3,
     7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
     7.2.1
CHANGES IN THE WORK
     3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of
     4.3.1
Claims and Disputes
     3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims
     4.6.5
Claims for Additional Cost
     3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time
     3.2.3, 4.3.4, 4.3.7, 6.1.1, 7.3.8, 10.3.2
Claims for Concealed or Unknown Conditions
     4.3.4
Claims for Damages
     3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
     11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration
     4.4.1, 4.5.1, 4.6.1
Cleaning Up
     3.15, 6.3
Commencement of Statutory Limitation Period
     13.7
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Commencement of the Work, Conditions Relating to
     2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2,
     8.2.2, 8.3.1, 11.1, 11.41, or 11.46, 11.5.1
Commencement of the Work definition of
     8.1.2
Communications of the Facilitating Contract Administration
     3.9, 4.2.4
Completion, Conditions Relating to
     1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2,
     13.7, 14.12
COMPLETION, PAYMENTS AND
     9
Completion, Substantial
     4.2.9, 8.1.1, 813., 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Compliance With Laws
     1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4,
     10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
     4.3.4, 8.3.1, 10.3
Conditions of the Contract
     1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written
     1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
     9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
     1.1.4, 6
Construction change Directive, Definition of
     7.3.1
Construction change Directives
     1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's
     1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
     5.4, 14.2.2.2
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Continuing Contract Performance
     4.3.3
Contract, Definition of
     1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE
     5.4.1.1, 11.4.9, 14
Contract Administration
     3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to
     3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The
     1.1, 1.2
Contract Documents, Copies Furnished and Use of
     1.6, 2.2.5, 5.3
Contract Documents, Definition of
     1.1.1
Contract Sum
     3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7,
     9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
     9.1
Contract Time
     4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1,
     9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
     8.1.1
CONTRACTOR
     3
Contractor, Definition of
     3.1., 6.1.2
Contractor's Construction Schedules
     1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractor's Employees
     3.2.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
     14.1, 14.2.1.1,
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Contractor's Liability Insurance
     11.1
Contractor's Relationship with Separate Contractors and Owners
Forces
     3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors
     1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7,
     11.4.8
Contractor's Relationship with the Architect
     1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
     3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
     7, 8.3.1, 9.2, 9.3, 9.4, 5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,
     13.4.2, 13.5
Contractor's Representations
     1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor's Responsibility for Those Performing the Work
     3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor's Review of Contract Documents
     1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work
     9.7
Contractor's Right to Terminate the Contract
     4.3.10, 14.1
Contractor's Submittals
     3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3,
     9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent
     3.9, 10.2.6
Contractor's Supervision and Construction Procedures
     1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4,
     7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance
     11.1.1.8, 11.2, 11.3
     Coordination and Correlation
     1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
      1.6, 2.2.5, 3.11
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Copyrights
     1.6, 3.17
Correction of Work
     2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents
     1.2
Cost, Definition of
     7.3.6
Costs
     2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6,
     7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5,
     14
Cutting and Patching
     [Numbers are cut off]
Damage to Construction of Owner or Separate Contractors
     3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4
Damage to the Work
     3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
     3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
     11.4.7, 14.1.3, 14.2.4
Damages for Delay
     6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
     8.1.2
Date of Substantial Completion, Definition of
     8.1.3
Day, Definition of
     3.1.4
Decisions of the Architect
     4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
     7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
     14.2.4
Decisions to Withhold Certification
     9.4.1, 9.5, 9.7, 14.1.1.3
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Defective or Nonconforming Work, Acceptance, Rejection and Correction of
     2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4,
     12.2.1, 13.7.1.3
Defective Work, Definition of
     3.5.1
Definitions
     1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2,
     7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.81
Delays and Extensions of Time
     3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
     9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes
     4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
     3.11
Drawings, Definition of
     1.1.5
Drawings and Specifications, Use and Ownership of
     1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
     8.2.2, 11.1.2
Emergencies
     4.3.5, 10.6, 14.1.1.2
Employees, Contractor's
     3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
     14.1, 14.2.1.1
Equipment, Labor, Materials and
     1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7,
     5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4,
     14.2.1.2
Execution and Progress of the Work
     1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12,
     3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2,
     10.3, 12.2, 14.2, 14.3
Extensions of Time
     3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1,
     10.3.2, 10.6.1, 14.3.2
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Failure of Payment
     4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work
     (See Defective or Nonconforming Work)
Final Completion and final Payment
     4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.13, 11.4.1, 11.4.5, 12.3.1,
     13.7, 14.2.4, 14.4.3
Financial Arrangements, Owner's
     2.2.1, 13.2.2, 14.1.1.5
Fire and Extended coverage Insurance
     11.4
GENERAL PROVISIONS
     1
Governing Law
     13.1
Guarantees (See Warranty)
Hazardous Materials
     10.2.4, 10.3, 10.5
Identification of Contract Documents
     1.5.1
Identification of Subcontractors and Suppliers
     5.2.1
Indemnification
     3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
     2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
     9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
     14.1.1.4, 14.1.4
Injury or Damage to Person or Property
     4.3.8, 10.2, 10.6
Inspections
     3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2,
     9.10.1, 12.2.1, 13.5
Instructions to bidders
     1.1.1
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Instructions to the Contractor
     3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
     3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery
     11.4.2
Insurance, Contractor's Liability
     11.1
Insurance, Effective Date of
     8.2.2, 11.1.2
Insurance, Loss of Use
     11.4.3
Insurance, Owner's Liability
     11.2
Insurance, Project Management Protective Liability
     11.3
Insurance, Property
     10.2.5., 11.4
Insurance, Store Materials
     9.3.2, 11.4.1.4
INSURANCE AND BONDS
     11
Insurance Companies, Consent to Partial Occupancy
     9.9.1, 11.4.1.5
Insurance Companies, Settlement with
     11.4.10
Intent of the Contract documents
     1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
     13.6
Interpretation
     1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
     4.2.11, 4.2.12, 4.3.6
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Joinder and Consolidation of Claims Required
     4.6.4
Judgment on Final Award
     4.6.6
Labor and Materials, Equipment
     1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7,
     5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4,
     14.2.1.2
Labor Disputes
     8.3.1
Laws and Regulations
     1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
     10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
     2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on consolidation or Joinder
     4.6.4
Limitations, Statutes of
     4.6.3., 12.2.6, 13.7
Limitations of Liability
     2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7,
     4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1,
     11.4.7, 12.2.5, 13.4.2
Limitations of Time
     2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4,
     4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1,
     9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
     13.5, 13.7, 14
Loss of Use Insurance
     11.4.3
Material Suppliers
     1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials Hazardous
     10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
     1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6,
     4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1., 10.2.4,
     14.2.1.2

Means, Methods, Techniques, Sequences and Procedures of Construction
     3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien
     4.4.8
Mediation
     4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work
     1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
     13
Modifications, Definition of
     1.1.1
Modifications to the Contract
     1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2,
     11.4.1
Mutual Responsibility
     6.2
Nonconforming Work, Acceptance of
     9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
     2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1,
     13.7.1.3
Notice
     2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5,
     5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3,
     13.5.1, 13.5.2, 14.1, 14.2
Notice, Written
     2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2,
     9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3.4
Notice of Testing and Inspections
     13.5.1, 13.5.2
Notice to Proceed
     8.2.2
Notices, Permits, Fees and
     2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor's
     1.5.2, 3.2, 3.7.3, 4.3.4

Occupancy
     2.2.2, 9.6.6., 9.8, 11.4.1.5
Orders Written
     1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER
     2
Owner, Definition of
     2.1
Owner, Information and Services Required of the
     2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
     9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
     14.1.1.4, 14.1.4
Owner's Authority
     1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4,
     4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2,
     8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3,
     11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4
Owner's Financial Capability
     2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance
     11.2
Owner's Loss of Use Insurance
     11.4.3
Owner's Relationship with Subcontractors
     1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner's Right to Carry Out the Work
     2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up
     6.3
Owner's Right to Perform Construction and to Award Separate Contracts
     6.1
Owner's Right to Stop the Work
     2.3
Owner's Right to Suspend the Work
     14.3

Owner's Right to Terminate the Contract
     14.2
Ownership and Use of Drawings, Specifications and Other
Instruments of Service
     1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
     9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
     3.14, 6.2.5
Patents
     3.17
Payment, Applications for
     4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3,
     9.10.5, 11.13, 14.2.4, 14.4.3
Payment, Certificates for
     4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3,
     9.10.5, 11.13, 14.2.4, 14.4.3
Payment Certificates for
     4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
     14.1.1.3, 14.2.4
Payment, Failure of
     4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment Final
     4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1,
     13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
     7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
     4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION
     9
Payments to Subcontractors
     5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB
     10.3.1

Performance bond and Payment Bond
     7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
     2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
     10
Polychlorinated Biphenyl
     10.3.1
Product Data, Definition of
     3.12.2
Product Data and Samples, Shop Drawings
     3.11, 3.12, 4.2.7
Progress and Completion
     4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
     4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the
     1.1.4
Project Management Protective Liability Insurance
     11.3
Project Manual, Definition of the
     1.1.7
Project Manuals
     2.2.5
Project Representatives
     4.2.10
Property Insurance
     10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY
     10
Regulations and Laws
     1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
     10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work
     3.5.1, 4.2.6, 12.2.1

Releases and Waivers of Liens
     9.10.2
Representations
     1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives
     2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
     4.4, 4.5, 4.6
Responsibility for Those Performing the Work
     3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
     9.3.1, 9.6.2, 9..5, 9.9.1, 9.10.2, 9.10.3
Review of contract Documents and field Conditions by
Contractor
     1.5.2, 3.2, 3.7.3, 3.12.7, 6.13
Review of Contractor's Submittals by Owner and Architect
     3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings Product Data and Samples by
Contractor
     3.12
Rights and Remedies
     1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3,
     7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties Patents and Copyrights
     3.17
Rules and Notices for Arbitration
     4.6.2
Safety of Persons and Property
     10.2, 10.6
Safety precautions and Programs
     3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of
     3.12.3
Samples, Shop Drawings, product Data and
     3.11, 3.12, 4.2.7

Samples at the Site, Documents and
     3.11
Schedule of Values
     9.2, 9.3.1
Schedules Construction
     1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.13
Separate Contracts and Contractors
     1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2,
     12.2.5
Shop Drawings, Definition of
     3.12.1
Shop Drawings, Product Data and Samples
     3.11, 3.12, 4.2.7
Site, Use of
     3.13.6.1.1, 6.2.1
Site Inspections
     1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits Architect's
     4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
     4.2.6, 12.2.1, 13.5
Specifications, Definitions of the
     1.1.6
Specifications, The
     1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
     4.6.3, 12.2.6, 13.7
Stopping the Work
     2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
     6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.4
Subcontractor, Definition of
     5.1.1
SUBCONTRACTORS
     5

Subcontractors, Work by
     1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
     5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals
     1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1,
     9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
     6.1.1, 11.4.5, 11.4.7
Substantial Completion
     4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of
     9.8.1
Substitution of Subcontractors
     5.2.3, 5.2.4
Substitution of Architect
     4.1.3
Substitutions of Materials
     3.4.2, 3.5.1, 7.3.7
Sub-subcontractor, Definition of
     5.1.2
Subsurface Conditions
     4.3.4
Successors and Assigns
     13.2
Superintendent
     3.9, 10.2.6
Supervision and Construction Procedures
     1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6,
     8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
     4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of
     9.10.2, 9.10.3

Surveys
     2.2.3
Suspension by the Owner for Convenience
     14.4
Suspension of the Work
     5.4.2, 14.3
Suspension or Termination of the Contract
     4.3.6, 5.4.1.1, 11.4.9, 14
Taxes
     3.6, 3.8, 2.1, 7.3, 6.4
Termination by the Contractor
     4.3.10, 14.1
Termination by the Owner for Cause
     4.3.10, 5.4.1.1, 14.2
Termination of the Architect
     4.1.3
Termination of the Contractor
     14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
     14
Tests and Inspections
     3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2,
     11.4.1.1, 12.2.1, 13.5
TIME
     8
Time, Delays and Extensions of
     3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
     9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits
     2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4,
     4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1,
     9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.13, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
     13.5, 13.7, 14
Time Limits on Claims
     4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6

Title to Work
     9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
     12
Uncovering of Work
     12.1
Unforeseen Conditions
     4.3.4, 8.3.1, 10.3
Unit Prices
     4.3.9, 7.3.3.2
Use of Document
     1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
     3.13, 6.1.1, 6.2.1
Values, Schedule of
     9.2, 9.3.1
Waiver of Claims by the Architect
     13.4.2
Waiver of Claims by the Contractor
     4.3.10, 9.10.5, 11.4.7, 13.4.2
Waiver of Claims by the Owner
     4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2,
     14.2.4
Waiver of Consequential Damages
     4.3.10, 14.2.4
Waiver of Liens
     9.10.2, 9.10.4
Waivers of Subrogation
     6.1.1, 11.4.5, 11.4.7
Warranty
     3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3
Weather Delays
     4.3.7.2
Work, Definition of
     1.1.3

Written Consent
     1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
     9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
     4.2.11, 4.2.12, 4.3.6
Written Notice
     2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2,
     9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
     1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

1.   ARTICLE 1 GENERAL PROVISIONS

          1.1  BASIC DEFINITIONS

               1.1.1  THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order,
(3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

               1.1.2  THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) [TEXT DELETED] (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. [TEXT DELETED].

               1.1.3  THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

               1.1.4  THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

               1.1.5  THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

               1.1.6  THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

               1.1.7  THE PROJECT MANUAL

The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

          1.2  CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

               1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inerrable from them as being necessary to produce the indicated results.

               1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

               1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

          1.3  CAPITALIZATION

               1.3.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, subparagraphs and Clauses in the document or (3) the titles of other document published by the American Institute Architects.

          1.4  INTERPRETATION

               1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

          1.5  EXECUTION OF CONTRACT DOCUMENTS

               1.5.1 The contract Documents shall be signed by the Owner and Contractor. [TEXT DELETED]

               1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

          1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

               1.6.1  [TEXT DELETED]

2.   ARTICLE 2 OWNER

          2.1  GENERAL

               2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

               2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the owner's interest therein.

          2.2  INFORMATION AND SERVICES REQUIRED OF THE OWNER

               2.2.1 The Owner shall, at the written request of the contractor, prior to commencement of the Work and thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work. After such evidence has been furnished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

               2.2.2  [TEXT DELETED]

               2.2.3  [TEXT DELETED]

               2.2.4 Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Contractor's performance of the Work under the Owner's control shall be furnished by the Owner after receipt from the Contractor of a written request for such information or services.

               2.2.5  [TEXT DELETED]

          2.3  OWNER'S RIGHT TO STOP THE WORK

               2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

          2.4  OWNER'S RIGHT TO CARRY OUT THE WORK

               2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies with a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate. Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner's expenses and compensation for the Architect' additional services made necessary by such default, neglect or failure. [TEXT DELETED] If payments then or thereafter due the contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

3.   ARTICLE 3 CONTRACTOR

          3.1  GENERAL

               3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "contractor" means the Contractor or the contractor's authorized representative.

               3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

               3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

          3.2  REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

               3.2.1 Since the Contract Documents [eligible] carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors inconsistencies or omissions discovered by the Contractor shall be reported promptly to the [TEXT DELETED] Owner. [TEXT DELETED]

               3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the [TEXT DELETED] Owner, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. [TEXT DELETED]

               3.2.3  [TEXT DELETED]

          3.3  SUPERVISION AND CONSTRUCTION PROCEDURES

               3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner [TEXT DELETED] and shall not proceed with that portion of the Work without further written instructions from the [TEXT DELETED] Owner. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

               3.3.2 The Contractor shall be responsible to the owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors.

               3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper conditions to receive subsequent Work.

          3.4  LABOR AND MATERIALS

               3.4.1 Unless otherwise provided in the Contract documents the contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, [TEXT DELETED] transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

               3.4.2 The contractor may make substitutions only with the consent of the owner, [TEXT DELETED] and in accordance with a Change Order.

               3.4.3 The Contractor shall enforce strict discipline and good order among the Contractors employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

          3.5  WARRANTY

               3.5.1 The Contractor warrants to the Owner [TEXT DELETED] that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the [TEXT DELETED] Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

          3.6  TAXES

               3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

          3.7  PERMITS, FEES AND NOTICES

               3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

               3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

               3.7.3  [TEXT DELETED]

               3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the [TEXT DELETED] Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

          3.8  ALLOWANCES

               3.8.1  [TEXT DELETED]

               3.8.2  [TEXT DELETED]

                      3.8.2.1  [TEXT DELETED]

                      3.8.2.2  [TEXT DELETED]

                      3.8.2.3  [TEXT DELETED]

               3.8.3  [TEXT DELETED]

          3.9  SUPERINTENDENT

               3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

          3.10 CONTRACTOR'S CONSTRUCTION SCHEDULES

               3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's [TEXT DELETED] information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditions and practicable execution of the Work.

               3.10.2 The Contractor shall prepare and keep current, for the Architect's approval, a schedule of Submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review Submittals.

               3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner [TEXT DELETED].

          3.11 DOCUMENTS AND SAMPLES AT THE SITE

               3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Order and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. [TEXT DELETED].

          3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

               3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

               3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

               3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

               3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittals is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. [TEXT DELETED].

               3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the [TEXT DELETED] Owner Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. [TEXT DELETED].

               3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

               3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittals and review of the Shop Drawings, Project Data, Samples or similar submittals until the respective submittals has been approved by the [TEXT DELETED] Owner.

               3.12.8 The Work shall be in accordance with approved submittals except that the contractor shall not be relieved of responsibility for deviations from requirements of the contract Documents by the [TEXT DELETED] Owner's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the [TEXT DELETED] Owner in writing of such deviation oat the time of submittals and (1) the [TEXT DELETED] Owner has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the [TEXT DELETED] Owner's approval thereof.

               3.12.9 The Contract shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the [TEXT DELETED] Owner on previous submittals. In the absence of such written notice the [TEXT DELETED] Owner's approval of a resubmission shall not apply to such revisions.

               3.12.10 [TEXT DELETED]. The Contractor shall not be required to provide professional services in violation of applicable law. If profes-sional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner [TEXT DELETED] will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the [TEXT DELETED] Owner. The Owner [TEXT DELETED] shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner [TEXT DELETED] have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the [TEXT DELETED] Owner will promptly review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. the Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

          3.13 USE OF SITE

               3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

          3.14 CUTTING AND PATCHING

               3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

               3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the

Owner or a separate contractor except with written consent of the Owner and of such separate contractor, such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

          3.15 CLEANING UP

               3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

          3.16 ACCESS TO WORK

               3.16.1 The Contractor shall provide the Owner [TEXT DELETED] access to the Work in preparation and progress wherever located.

          3.17 ROYALTIES, PATENTS AND COPYRIGHTS


               3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner [TEXT DELETED] harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the [TEXT DELETED] Owner.

          3.18 INDEMNIFICATION

               3.18.1 To the fullest extent permitted by law and to the extent claims, damages, losses or expenses are not covered by Project Management Protective liability insurance purchased by the contractor in accordance with Paragraph 11.3, the Contractor shall indemnify and hold harmless the Owner, [TEXT DELETED] and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the [TEXT DELETED] acts or omissions of the contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligations shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

               3.18.2 In claims against any person or entity indemnified under this paragraph 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

4.   ADMINISTRATION OF THE CONTRACT

          4.1  ARCHITECT

               4.1.1  [TEXT DELETED]

               4.1.2  [TEXT DELETED]

               4.1.3  [TEXT DELETED]

          4.2  ARCHITECT'S ADMINISTRATION OF THE CONTRACT

               4.2.1   [TEXT DELETED]

               4.2.2   [TEXT DELETED]

               4.2.3   [TEXT DELETED]

               4.2.4   [TEXT DELETED]

               4.2.5   [TEXT DELETED]

               4.2.6   [TEXT DELETED]

               4.2.7   [TEXT DELETED]

               4.2.8   [TEXT DELETED]

               4.2.9   [TEXT DELETED]

               4.2.10  [TEXT DELETED]

               4.2.11  [TEXT DELETED]

               4.2.12  [TEXT DELETED]

               4.2.13  [TEXT DELETED]

          4.3  CLAIMS AND DISPUTES

               4.3.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract.

Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

               4.3.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to [TEXT DELETED] the other party.

              4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Subparagraph
9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

               4.3.4  [TEXT DELETED]

               4.3.5 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6.

               4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to [TEXT DELETED] (1) an order by the Owner to stop the work where the Contractor was not at fault (2) a written order for a minor change in the Work issued by the [TEXT DELETED] Owner] (3) failure of payment by the Owner, (4) termination of the Contract by the Owner, (5) Owner's suspension or (6) other reasonable grounds, Claims shall be filed in accordance with this Paragraph 4.3.

               4.3.7  Claims for Additional Time

                      4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The

Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

                      4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

               4.3.8 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

               4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

               4.3.10 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

                      4.3.10.1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

                      4.3.10.2 damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party's termination in accordance with Article 14. Nothing contained in this Subparagraph 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.


          4.4  RESOLUTION OF CLAIMS AND DISPUTES

               4.4.1  [TEXT DELETED]

               4.4.2  [TEXT DELETED]

               4.4.3  [TEXT DELETED]

               4.4.4  [TEXT DELETED]

               4.4.5  [TEXT DELETED]

               4.4.6  [TEXT DELETED]

               4.4.7  [TEXT DELETED]

               4.4.8 If a Claim relates to or is the subject of a mechanic's lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim. [TEXT DELETED]

          4.5  MEDIATION

               4.5.1  [TEXT DELETED]

               4.5.2  [TEXT DELETED]

               4.5.3  [TEXT DELETED]

          4.6  ARBITRATION

               4.6.1  [TEXT DELETED]

               4.6.2 Claims not resolved by mediation shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association. [TEXT DELETED]

               4.6.3 A demand for arbitration shall be made within the time limits specified in Subparagraphs 4.4.6 and 4.6.1 as applicable, and in other cases within a reasonable time after the Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Paragraph 13.7.

               4.6.4 Limitation on Consolidation or Joinder. [TEXT DELETED]. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, a separate contractor as described in
Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner, Contractor or a separate contractor as described in Article 6 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a Claim not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the

Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

               4.6.5 Claims and Timely Assertion of Claims. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

               4.6.6 Judgment on Final Award. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

5.   SUBCONTRACTORS

          5.1  DEFINITIONS

               5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

               5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

          5.2  AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE
WORK

               5.2.1 [TEXT DELETED]. The Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner [TEXT DELETED] the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The [TEXT DELETED] Owner will promptly reply to the Contractor in writing stating whether or not the Owner [TEXT DELETED], after due investigation, has reasonable objection to any such proposed person or entity. [TEXT DELETED]

               5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner [TEXT DELETED] has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.


               5.2.3 If the Owner [TEXT DELETED ] has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner [TEXT DELETED] has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

          5.3  SUBCONTRACTUAL RELATIONS

               5.3.1 By appropriate written agreement, [TEXT DELETED] the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner [TEXT DELETED]. Each subcontract agreement shall preserve and protect the rights of the Owner [TEXT DELETED] under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.


          5.4  CONTINGENT ASSIGNMENT OF  SUBCONTRACTS

                5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

                      5.4.1.1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

                      5.4.1.2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

               5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost resulting from the suspension.


6.   CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS


          6.1 OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

               6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

               6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

               6.1.3 [TEXT DELETED]. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.

               6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project and the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in
Article 3, this Article 6 and Articles 10, 11 and 12.

          6.2  MUTUAL RESPONSIBILITY

               6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract documents.

               6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the [TEXT DELETED] apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the contractor so to report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

               6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

               6.2.4 The Contractor shall remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

               6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.14.

          6.3  OWNER'S RIGHT TO CLEAN UP

               6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and [TEXT DELETED] allocate the cost among those responsible.

7.   CHANGES IN THE WORK

          7.1  GENERAL

               7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

               7.1.2 A Change Order shall be based upon agreement among the Owner, and Contractor [TEXT DELETED] a Construction Change Directive requires agreement by the Owner [TEXT DELETED] and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the [TEXT DELETED] Owner alone.

               7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

          7.2  CHANGE ORDERS

               7.2.1  [TEXT DELETED]

               7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

          7.3  CONSTRUCTION CHANGE DIRECTIVES

               7.3.1 A Construction Change Directive is a written order [TEXT DELETED] signed by the Owner [TEXT DELETED], directing a change in the Work prior to the agreement on adjustment, if any, in the Contract sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

               7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

               7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

          .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

          .2 unit prices stated in the Contract Documents or subsequently agreed upon

          .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

          .4   as provided in Subparagraph 7.3.6.

               7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the [TEXT DELETED] Owner of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

               7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

               7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in the case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Docu-ments, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

          .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;

          .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

          .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

          .4 costs of premiums for all bonds and insurance, permit fees, and sales, use of similar taxes related to the Work; and

          .5 additional costs of supervision and field office personnel directly attributable to the change.

               7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost [TEXT DELETED]. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

               7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. [TEXT DELETED]


               7.3.9 When the Owner and Contractor agree with [TEXT DELETED] the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immedi-ately and shall be recorded by preparation and execution of an appropriate Change Order.

          7.4  MINOR CHANGES IN THE WORK


               7.4.1  [TEXT DELETED]

8.   TIME

          8.1  DEFINITIONS

               8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

               8.1.2 The date of commencement of the Work is the date established in the Agreement.

               8.1.3  [TEXT DELETED]

               8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

          8.2  PROGRESS AND COMPLETION

               8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

               8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

               8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

          8.3  DELAYS AND EXTENSIONS OF TIME

               8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner, [TEXT DELETED] or of an employee [TEXT DELETED], or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fires, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, and are not reasonably foreseeable [TEXT DELETED] then the Contract Time shall be extended by the Change Order for such reasonable time as the [TEXT DELETED] Owner and Contractor may mutually determine.

               8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

               8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

9.   PAYMENTS AND COMPLETION

          9.1  CONTRACT SUM

               9.1.1 The Contract Time is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

          9.2  SCHEDULE OF VALUES

               9.2.1 Before the first Application for Payment, the Contractor shall submit to the [TEXT DELETED] Owner a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the [TEXT DELETED] Owner may require. This schedule, unless objected to by the [TEXT DELETED] Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

          9.3  APPLICATIONS FOR PAYMENT

               9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the [TEXT DELETED] Owner an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be [TEXT DELETED] supported by such data substantiating the Contractor's right to payment as the Owner [TEXT DELETED] may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

                      9.3.1.1 As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, [TEXT DELETED] but not yet included in Change Orders.

                      9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

               9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off site at a location agreed upon in writing. Payment for materials and equipment stored on or off site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

               9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittals of an Application for Payment all Work for which [TEXT DELETED] payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

          9.4  CERTIFICATES FOR PAYMENT

               9.4.1  [TEXT DELETED]

               9.4.2  [TEXT DELETED]

          9.5  DECISIONS TO WITHHOLD CERTIFICATION

               9.5.1  [TEXT DELETED]

          .1   defective Work not remedied;

          .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

          .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

          .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

          .5   damage to the Owner or another contractor;

          .6   [TEXT DELETED]

          .7 persistent failure to carry out the Work in accordance with the Contract Documents.

          .8   [TEXT DELETED]

          9.6  PROGRESS PAYMENTS

               9.6.1 The Owner shall make payment in the manner and within the time provided in the Contract Documents [TEXT DELETED].

               9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from the payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

               9.6.3  [TEXT DELETED]

               9.6.4 [TEXT DELETED] The Owner [TEXT DELETED] shall not have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

               9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

               9.6.6 [TEXT DELETED] A progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

               9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

          9.7  FAILURE OF PAYMENT

               9.7.1  [TEXT DELETED]

          9.8  SUBSTANTIAL COMPLETION

               9.8.1  [TEXT DELETED]

               9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Owner [TEXT DELETED] a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

               9.8.3 Upon receipt of the Contractor's list, the [TEXT DELETED] Owner will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the [TEXT DELETED] Owner's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the

Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before insurance of the Certificate of Substantial Completion, complete or correct such item upon notification by the [TEXT DELETED] Owner. In such case, the Contractor shall then submit a request for another inspection by the [TEXT DELETED] Owner to determine Substantial Completion.

               9.8.4 When the Work or designated portion thereof is substantially complete, the [TEXT DELETED] Owner will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof, unless otherwise provided in the Certificate of Substantial Completion.

               9.8.5 The Certificate of Substantial Completion shall be submitted to the [TEXT DELETED] Contractor for [TEXT DELETED] its written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any Upon Substantial Completion of the Work , the Owner shall make payment of retainage applying to such Work or designated portion thereof. such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

          9.9  PARTIAL OCCUPANCY OR USE

               9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Clause 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the [TEXT DELETED] Owner [TEXT DELETED]. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor. [TEXT DELETED]

               9.9.2 Immediately prior to such partial occupancy or use, the own, and Contractor [TEXT DELETED] shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

               9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

          9.10 FINAL COMPLETION AND FINAL PAYMENT

               9.10.1 [TEXT DELETED]

               9.10.2 neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the [TEXT DELETED] Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at lease 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

               9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, [TEXT DELETED] the Owner shall, upon application by the Contractor [TEXT DELETED], and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the [TEXT DELETED] Contractor to the [TEXT DELETED] Owner prior to [DELETE- certification of] such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

               9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

          .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

          .2 failure of the Work to comply with the requirements of the Contract Documents; or

          .3   terms of special warranties required by the Contract Documents.

          .4 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

10.  PROTECTION OF PERSONS AND PROPERTY

          10.1 SAFETY PRECAUTIONS AND PROGRAMS

               10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

          10.2 SAFETY OF PERSONS AND PROPERTY

               10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                       10.2.1.1 employees on the Work and other persons who may be affected thereby;


                       10.2.1.2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-Subcontractors; and

                       10.2.1.3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

               10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

               10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

               10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

               10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents ) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-Subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3 except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

               10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in [TEXT DELETED] writing to the Owner [TEXT DELETED].

               10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

          10.3 HAZARDOUS MATERIALS

               10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl
(PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner [TEXT DELETED] in writing.

               10.3.2  [TEXT DELETED]

               10.3.3  [TEXT DELETED]

          10.4 The Owner shall not be responsible [TEXT DELETED] for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents.

          10.5 If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

          10.6 EMERGENCIES

               10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

11.  INSURANCE AND BONDS

          11.1 CONTRACTOR'S LIABILITY INSURANCE

               11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor and Owner from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

          .1 claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

          .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

          .3 claims for damages because of bodily injury, sickness or disease, death of any person other than the Contractor's employees;

          .4 claims for damages insured by usual personal injury liability coverage;

          .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

          .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

          .7 claims for bodily injury or property damage arising out of completed operations; and

          .8 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

               11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

               11.1.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

          11.2 OWNER'S LIABILITY INSURANCE

               11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.

          11.3 PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE

               11.3.1 Optionally, the Owner may require the Contractor to purchase and maintain Project Management Protective Liability insurance from the Contractor's usual sources as primary coverage for the Owner's, Contractor's and Architect's vicarious liability for construction operations under the Contract. Unless otherwise required by the Contract Documents, the Owner shall reimburse the Contractor by increasing the Contract Sum to pay the cost of purchasing and maintaining such optional insurance coverage, and the Contractor shall not be responsible for purchasing any other liability insurance on behalf of the Owner.
The minimum limits of liability purchased with such coverage shall be equal to the aggregate of the limits required for Contractor's Liability Insurance under Clauses 11.1.1.2 through 11.1.1.5.

               11.3.2 To the extent damages are covered by Project management Protective Liability insurance, the Owner, Contractor and Architect waive all rights against each other for damages, except such rights as they may have to the proceeds of such insurance. The policy shall provide for such waivers of subrogation by endorsement or otherwise.

               11.3.3 The Owner shall not require the Contractor to include the Owner, Architect or other persons or entities as additional insureds on the Contractor's Liability Insurance coverage under Paragraph 11.1.

          11.4 PROPERTY INSURANCE

               11.4.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder's risk "all-risk" or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis without optical deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors, and Sub-subcontractors in the Project.

                       11.4.1.1 Property insurance shall be on an "all-risk" or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's and Contractor's services and expenses required as a result of such insured loss.

                      11.4.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner shall bear all reasonable costs properly attributable thereto.

                      11.4.1.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles.

                      11.4.1.4 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

                      11.4.1.5 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

               11.4.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Document or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner, this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

               11.4.3 Loss of Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

               11.4.4 If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

               11.4.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

               11.4.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days' prior written notice has been given to the Contractor.

               11.4.7 Waivers of Subrogation. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcon-tractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Paragraph 11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall required of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. the policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

               11.4.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.4.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

               11.4.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.6. If after such loss not other special agreement is made and unless the Owner terminates the Contract for conve-nience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.

               11.4.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power, if such objection is made, the dispute shall be resolved as provided in Paragraphs 4.5 and 4.6. The Owner as fiduciary shall, in the case of arbitration, make settlement with insurers in accordance with directions of the arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

          11.5 PERFORMANCE BOND AND PAYMENT BOND

               11.5.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

               11.5.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

12.  UNCOVERING AND CORRECTION OF WORK

          12.1 UNCOVERING OF WORK

               12.1.1 If a portion of the Work is covered contrary to the [TEXT DELETED] requirements specifically expressed in the Contract Documents, it must, if required in writing by the [TEXT DELETED] requirements specifically expressed in the Contract Documents, it must, if required in writing by the [TEXT DELETED] Owner be uncovered for the [TEXT DELETED] Owner's examination and be replaced at the Contractor's expense without change in the Contract Time.

               12.1.2 If a portion of the Work has been covered with the [TEXT DELETED] Owner has not specifically requested to examine prior to its being covered, the [TEXT DELETED] Owner may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. if such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

          12.2 CORRECTION OF WORK

               12.2.1  BEFORE OR AFTER SUBSTANTIAL COMPLETION

                       12.2.1.1 The Contractor shall promptly correct Work reject by the [TEXT DELETED] Owner or failing to conform to the requirements of the contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and [TEXT DELETED] expenses made necessary thereby, shall be at the Contractor's expense.

               12.2.2  AFTER SUBSTANTIAL COMPLETION

                       12.2.2.1 In addition to the contractor's obligations under Paragraph 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner [TEXT DELETED], the Owner may correct it in accordance with Paragraph 2.4.

                      12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

                      12.2.2.3  [TEXT DELETED]

               12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

               12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

               12.2.5 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

          12.3 ACCEPTANCE OF NONCONFORMING WORK

               12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

13.  MISCELLANEOUS PROVISIONS

          13.1 GOVERNING LAW

               13.1.1 The Contract shall be governed by the law of the place where the Project is located.

          13.2 SUCCESSORS AND ASSIGNS

               13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

               13.2.2 The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

          13.3 WRITTEN NOTICE

               13.3.1  [TEXT DELETED]

          13.4 RIGHTS AND REMEDIES

               13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

               13.4.2 No action or failure to act by the Owner, [TEXT DELETED] or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

          13.5 TESTS AND INSPECTIONS

               13.5.1 Test, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements of such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the [TEXT DELETED] Owner timely notice of when and where tests and inspections are to be made so that the [TEXT DELETED] Owner may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

               13.5.2 If the [TEXT DELETED] Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the [TEXT DELETED] Owner will, [TEXT DELETED] instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the [TEXT DELETED] Owner of when and where tests and inspections are to be made so that the [TEXT DELETED] Owner may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

               13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures [TEXT DELETED] shall be at the Contractor's expense.

               13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the contract Documents, be secured by the Contractor and promptly delivered to the [TEXT DELETED] Owner.

               13.5.5 If the [TEXT DELETED] Owner is to observe tests, inspections or approvals required by the Contract Documents, the [TEXT DELETED] Owner will do so promptly and, where practicable, at the normal place of testing.

               13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

          13.6 INTEREST

               13.6.1  [TEXT DELETED]

          13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

               13.7.1  As between the Owner and Contractor:

          .1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

          .2 Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

          .3 After Final Certificate of Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or any failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

14.  TERMINATION OR SUSPENSION OF THE CONTRACT

          14.1 TERMINATION BY THE CONTRACTOR

               14.1.1 The Contractor may terminate the Contract if he Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

          .1 issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

          .2 an act of government, such as a declaration of national emergency which requires all Work to be stopped;

          .3   [TEXT DELETED]

          .4   [TEXT DELETED]

               14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more that 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

               14.1.3  If one of the reasons described in Subparagraph 14.1.1 or
14.1.2 exists, the Contractor may, upon seven days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

               14.1.4 If [TEXT DELETED] the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional day's written notice of the Owner [TEXT DELETED], terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

               14.1.5  See ARTICLE 15.2.

          14.2 TERMINATION BY THE OWNER FOR CAUSE

               14.2.1  [TEXT DELETED]

          .1   [TEXT DELETED]

          .2   [TEXT DELETED]

          .3   [TEXT DELETED]

          .4   [TEXT DELETED]

               14.2.2 When any of the above reasons exist, the Owner, [TEXT DELETED] may without prejudice to any other rights or remedies of the Owner and after giving the contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior right of the surety:

          .1 [TEXT DELETED] take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

          .2   accept assignment of subcontracts pursuant to Paragraph 5.4; and


          .3 finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

               14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

               14.2.4 If the unpaid balance of the contract sum exceeds costs of finishing the work, [TEXT DELETED] and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. [TEXT DELETED]

          14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

               14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

               14.3.2 The Contract Sum and Contract time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

          .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

          .2 that an equitable adjustment is made or denied under another provision of the Contract.

          14.4 TERMINATION BY THE OWNER FOR CONVENIENCE

               14.4.1 The Owner may, at any time, terminate the Contractor for the Owner's convenience and without cause.

               14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Contractor shall:

          .1   cease operations as directed by the Owner in the notice;

          .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

          .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

               14.4.3 In case of such termination for the Owner's convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.

15.  MISCELLANEOUS PROVISIONS

          15.1 [TEXT DELETED] Article 4.6 relating to Arbitration shall only apply to Claims involving a sum of less than $100,000. Any Claim involving a sum of $100,000 or more may be subject to mediation and/or binding or non-binding arbitration, but only upon the separate written agreement of Contractor and Owner agreeing to such mediation or arbitration.

          15.2 [TEXT DELETED]

          15.3 Progress Payments under this Contract which are not paid within thirty (30) days following the date on which such payments are due, are subject to and will be charged a late fee of two percent (2%) per month on the unpaid amount. See California Civil Code Section 3260.

          15.4 If the Final Payment under this Contract is not paid within forty-five (45) days following the date of completion, the unpaid amount will be subject to a late fee of two percent (2%) per month on the unpaid amount. See California Civil Code Section 3260.

          15.5 Should any litigation be commenced by any party hereto with respect to this Contract, the prevailing party shall be entitled to recover its reasonable attorney's fees and all costs of suit.

                      STANDARD FORM OF AGREEMENTS BETWEEN
                           OWNER AND DESIGN/BUILDER

                     AIA Document A191- Electronic Format

This document has important legal consequences: consultation with an attorney is encouraged with respect to its completion or modification. Authentication of this electronically drafted AIA document may be made by using AIA document D401.

Copyright 1985, (C) 1996 The American Institute of Architects, 1735 New York Avenue, NW, Washington, DC 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without the written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

                                 1996 EDITION
                               TABLE OF ARTICLES

                               PART 1 AGREEMENT


1.  Design/Builder            6.  Dispute Resolution - Mediation and Arbitration
2.  Owner                     7.  Miscellaneous Provisions
3.  Ownership and Use of      8.  Termination of the Agreement
    Documents and             9.  Basis of Compensation
    Electronic Data          10.  Other Conditions and Services
4.  Time
5.  Payments

                               PART 2 AGREEMENT


1.  General Provisions        8.  Changes in the Work
2.  Owner                     9.  Correction of Work
3.  Design/Builder           10.  Dispute Resolution - Mediation and Arbitration
4.  Time                     11.  Miscellaneous Provisions
5.  Payments                 12.  Termination of the Agreement
6.  Protection of Persons    13.  Basis of Compensation
    and Property             14.  Other Conditions and Services
7.  Insurance and Bonds

                      STANDARD FORM OF AGREEMENTS BETWEEN
                           OWNER AND DESIGN/BUILDER

                     AIA Document A191 - Electronic Format

This document comprises two separate Agreements: Part 1 Agreement and Part 2 Agreement. Before executing the Part 1 Agreement, the parties should reach substantial agreement on the Part 2 Agreement. To the extent referenced in these Agreements, subordinate parallel agreements to A191 consist of AIA Document A491, Standard Form of Agreements Between Design/Builder and Contractor, and AIA Document B901, Standard Form of Agreements Between Design/Builder and Architect.

                               PART 1 AGREEMENT
                                 1996 EDITION

AGREEMENT
made as of the 14 day of June in the year of 1999
(In words, indicate day, month and year.)

BETWEEN the Owner:
(Name and Address)
NaviSite, Inc.
100 Brickstone Square
Andover, MA 01810

The Owner is a Delaware corporation.

The Owner hereby represents and warrants to Design/Builder that Owner is a lessee of the real property at which the Work is to be performed and that the name and address of the fee simple is: Carr America Realty Corporation, 1810 Gateway Drive, Suite 150, San Mateo, CA 94404

and the Design/Builder:
(Name and Address)
XL CONSTRUCTION, a California Corporation

1500 Berger Drive
San Jose, CA 95112-2703
License No. 64780

For the following Project:

(Include Project name, location and a summary description.)
NaviSite Zanker Road Data Center, a 66,000 s.f. Design/Builder Internet data center
2720 Zanker Road
San Jose, CA 95134

The architectural services described in Article I will be provided by the following person or entity who is lawfully licensed to practice architecture:

(Name and address)                           (Registration Number)    (Relationship to Design/Builder)
Dowler Gruman Associates,
550 Ellis St., Mountain View, CA 94043                                          Architect

Normal structural, mechanical and electrical engineering services will be provided contractually through the Architect except as indicated below:

(Name, address and discipline)                              (Relationship to Design/Builder)
Structural Engineers, Inc., 4970 El Camino Real #100,
Los Altos, CA 94022-1461                                         Structural Engineer

The name and address of the Construction Lender is:
None

The Owner and the Design/Builder agree as set forth below.

                    TERMS AND CONDITIONS - PART 1 AGREEMENT

                                   ARTICLE 1
                                DESIGN/BUILDER

1.1    SERVICES

1.1.1 Preliminary design, budget, and schedule comprise the services required to accomplish the preparation and submission of the Design/Builder's Proposal as well as the preparation and submission of the Design/Builder's Proposal as well as the preparation and submission of any modifications to the Proposal prior to execution of the Part 2 Agreement.

1.2    RESPONSIBILITIES

1.2.1 Design services required by this Part 1 Agreement shall be performed by qualified architects and other design professionals. The contractual obligations of such professional persons or entities are undertaken and performed in the interest of the Design/Builder.

1.2.2 The agreements between the Design/Builder and the persons or entities identified in this Part 1 Agreement, and any subsequent modifications, shall be in writing. These agreements, including financial agreements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

1.2.3 Construction budgets shall be prepared by qualified professionals, cost estimators or contractors employed, or, retained by and acting in the interest of the Design/Builder.

1.2.4 The Design/Builder shall be responsible to the Owner for acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals, performing any portion of the Design/Builder's obligations under this Part 1 Agreement.

1.2.5 If the Design/Builder believes or is advised by the Architect or by another design professional retained to provide services on the Project that implementation of any instruction received from the Owner would cause a violation of any applicable law, the Design/Builder shall notify the Owner in writing. Neither the Design/Builder nor the Architect shall be obligated to perform any act which either believes will violate any applicable law.

1.2.6 Nothing contained in this Part 1 Agreement shall create a contractual relationship between the Owner and any person or entity other than the Design/Builder.

1.3    BASIC SERVICES

1.3.1 The Design/Builder shall provide a preliminary evaluation of the Owner's program and project budget requirements, each in terms of the other.

1.3.2 The Design/Builder shall visit the site, become familiar with the local conditions, and correlate observable conditions with the requirements of the Owner's program, schedule and budget.

1.3.3 The Design/Builder shall review laws applicable to design and construction of the Project; correlate such laws with the Owner's program requirements; and advise the Owner if any program requirement may cause a violation of such laws. Necessary changes to the Owner's program shall be accomplished by appropriate written modification or disclosed as described in Paragraph 1.3.5.

1.3.4 The Design/Builder shall review with the Owner alternative approaches to design and construction of the Project.

1.3.5 The Design/Builder shall submit to the Owner a Proposal, including the completed Preliminary Design Documents, a statement of the proposed contract sum, and a proposed schedule for completion of the Project. Preliminary Design Documents shall consist of preliminary design drawings, outline specifications or other documents sufficient to establish the size, quality and character of the entire Project, its architectural, structural, mechanical and electrical systems and the materials and such other elements of the Project as may be appropriate. Deviations from the

Owner's program shall be disclosed in the Proposal. If the Proposal is accepted by the Owner, the parties shall then execute the Part 2 Agreement. A modification to the Proposal before execution of the Part 2 Agreement shall be recorded in writing as an addendum and shall be identified in the Contract Documents of the Part 2 Agreement.

1.4    ADDITIONAL SERVICES

1.4.1 The Additional Services described under this Paragraph 1.4 shall be provided by the Design/Builder and paid for by the Owner if authorized or confirmed in writing by the Owner.

1.4.2 Making revisions in the Preliminary Design Documents, budget or other documents when such revisions are:

       .1 inconsistent with approvals or instructions previously given by the Owner, including revisions made necessary by adjustments in the Owner's program or Project budget;

       .2 required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents; or

       .3 due to changes required as a result of the Owner's failure to render decisions in a timely manner.

1.4.3 [TEXT DELETED] When authorized, the Design/Builder shall provide professional services to assist the Owner in the preparation of the program. Programming services may consist of:

       .1 consulting with the Owner and other persons or entities not designated in this Part 1 Agreement to define the program requirements of the Project and to review the understanding of such requirements with the Owner;

       .2 documentation of the applicable requirements necessary for the various Project functions or operations;

       .3 providing a review and analysis of the functional and organizational relationships, requirements, and objectives for the Project;

       .4 setting forth a written program of requirements for the Owner's approval which summarizes the Owner's objectives, schedule, constraints, and criteria.

1.4.4  Providing financial feasibility or other special studies.

1.4.5 Providing planning surveys, site evaluations, or comparative studies of prospective sites.

1.4.6 Providing special surveys, environmental studies, and submissions required for approvals of governmental authorities or others having jurisdiction over the Project.

1.4.7 Providing services relative to future facilities, systems, and equipment.

1.4.8 Providing services at the Owner's specific request to perform detailed investigations of existing conditions or facilities or to make measured drawings thereof.

1.4.9 Providing services at the Owner's specific request to verify the accuracy of drawings or other information furnished by the Owner.

1.4.10 Coordinating services in connection with the work of separate persons or entities retained by the Owner, subsequent to the execution of this Part 1 Agreement.

1.4.11 Providing analyses of owning and operating costs.

1.4.12 Providing interior design and other similar services required for or in connection with the selection, procurement or installation of furniture, furnishings, and related equipment.

1.4.13 Providing services for planning tenant or rental spaces.

1.4.14 Making investigations, inventories of materials or equipment, or valuations and detailed appraisals of existing facilities.


                                   ARTICLE 2
                                     OWNER

2.1    RESPONSIBILITIES

2.1 The Owner shall provide full information in a timely manner regarding requirements for the Project, including a written program which shall set forth the Owner's objectives, schedule, constraints and criteria.

2.1.2 The Owner shall establish and update an overall budget for the Project, including reasonable contingencies. This budget shall not constitute the contract sum.

2.1.3 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner or such authorized representative shall render decisions in a timely manner pertaining to documents submitted by the Design/Builder in order to avoid unreasonable delay in the orderly and sequential progress of the Design/Builder's services. The Owner may obtain independent review of the documents by a separate architect, engineer, contractor, or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner's expense in a timely manner and shall not delay the orderly progress of the Design/Builder's services.

2.1.4  [TEXT DELETED]

2.1.5  [TEXT DELETED]

2.1.6  [TEXT DELETED]

2.1.7  [TEXT DELETED]

2.1.8  [TEXT DELETED]

2.1.9  [TEXT DELETED]

2.1.10 If the Owner requires the Design/Builder to maintain any special insurance coverage, policy, amendment, or rider, the Owner shall pay the additional cost thereof, except as otherwise stipulated in this Part 1 Agreement.

2.1.11 The Owner shall communicate with persons or entities employed or retained by the Design/Builder through the Design/Builder, unless otherwise directed by the Design/Builder.

                                   ARTICLE 3
                        OWNERSHIP AND USE OF DOCUMENTS
                              AND ELECTRONIC DATA

3.1    [TEXT DELETED]

3.2    [TEXT DELETED]

3.3    [TEXT DELETED]

3.4    [TEXT DELETED]

                                   ARTICLE 4
                                     TIME

4.1 Upon the request of the Owner, the Design/Builder shall prepare a schedule for the performance of the Basic and Additional Services which shall not exceed the time limits contained in Paragraph 10.1 and shall include allowances for periods of time required for the Owner's review and for approval of submissions by authorities having jurisdiction over the Project.

4.2 If the Design/Builder is delayed in the performance of services under this Part 1 Agreement through no fault of the Design/Builder, any applicable schedule shall be equitably adjusted.


                                   ARTICLE 5
                                   PAYMENTS

5.1    [TEXT DELETED]

5.2 [TEXT DELETED] Payments for Basic Services, Additional Services, and Reimbursable Expenses provided for in this Part 1 Agreement shall be made monthly on the basis set forth in Article 9.

5.3 Within thirty [TEXT DELETED] (30) days of the Owner's receipt of a properly submitted and correct Application for Payment, the Owner shall make payment to the Design/Builder.

5.4    [TEXT DELETED] Amended. See 10.5.


                                   ARTICLE 6
                        DISPUTE RESOLUTION - MEDIATION
                                AND ARBITRATION

6.1 Subject to Article 10.6, claims, disputes or other matters in question between the parties to this Part 1 Agreement arising out of or relating to this
Part 1 Agreement or breach thereof shall be subject to and decided by [TEXT DELETED] binding arbitration [TEXT DELETED]. Such arbitration shall be conducted in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect.

6.2    [TEXT DELETED]

6.3 Demand for arbitration shall be filed in writing with the other party to this Part 1 Agreement and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

6.4 An arbitration pursuant to this Paragraph may be joined with an arbitration involving common issues of law or fact between the Design/Builder and any person or entity with whom the Design/Builder has a contractual obligation to arbitrate disputes. No other arbitration arising out of or relating to this Part 1 Agreement shall include, by consolidation, joinder or in any other manner, an additional person or entity not a party to this Part 1 Agreement or not a party to an agreement with the Design/Builder, except by written consent containing a specific reference to this Part 1 Agreement signed by the Owner, the Design/Builder and all other persons or entities sought to be joined. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in written consent or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by the parties to this Part 1 Agreement shall be specifically enforceable in accordance with applicable law in any court having jurisdiction thereof.

6.5 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Amended by Article 10.6.


                                   ARTICLE 7
                           MISCELLANEOUS PROVISIONS

7.1 Unless otherwise provided, this Part 1 Agreement shall be governed by the law of the place where the Project is located.

7.2 The Owner and the Design/Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Part 1 Agreement and to the partners, successors and assigns of such other party with respect to all covenants of this Part 1 Agreement. [TEXT DELETED] Design/Builder shall not assign this Part 1 Agreement without the written consent of the other. Design/Builder acknowledges that execution by CMGI, Inc. of the form of Guaranty attached here to satisfies the requirements that proper financial arrangements are in place with respect to the owner regarding this agreement.

7.3 Unless otherwise provided, neither the design for nor the cost of remediation of hazardous materials shall be the responsibility of the Design/Builder.

7.4 This Part 1 Agreement represents the entire and integrated agreement between the Owner and the Design/Builder and supersedes all prior negotiations, representations or agreements, either written or oral. This Part 1 Agreement may be amended only by written instrument signed by both the Owner and the Design/Builder.

7.5 Prior to the termination of the services of the Architect or any other design professional designated in this Part 1 Agreement, the Design/Agreement shall identify to the Owner in writing another architect or design professional with respect to whom the Owner has no reasonable objection, who will provide the services originally to have been provided by the Architect or other design professional whose services are being terminated.

                                   ARTICLE 8
                         TERMINATION OF THE AGREEMENT

8.1 This Part 1 Agreement may be terminated by either party upon seven (7) days' written notice should the other party fail to perform substantially in accordance with its terms through no fault of the party initiating the termination.

8.2 This Part 1 Agreement may be terminated by the Owner without cause upon at least seven (7) days' written notice to the Design/Builder.

8.3 In the event of termination not the fault of the Design/Builder, the Design/Builder shall be compensated for services performed to the termination date, together with Reimbursable Expenses the due and Termination Expenses. Termination Expenses are expenses directly attributable to termination, including a reasonable amount for overhead and profit, for which the Design/Builder is not otherwise compensated under this Part 1 Agreement.

                                   ARTICLE 9
                             BASIC OF COMPENSATION

9.1   COMPENSATION FOR BASIC SERVICES

9.1.1 [TEXT DELETED]

9.1.2 [TEXT DELETED]

9.1.3 [TEXT DELETED]

9.2   COMPENSATION FOR ADDITIONAL SERVICES

9.2.1 [TEXT DELETED]

9.3   REIMBURSABLE EXPENSES

9.3.1 [TEXT DELETED]

9.3.2 [TEXT DELETED]

9.4   [TEXT DELETED]

9.5   INTEREST PAYMENTS

9.5.1 [TEXT DELETED]  See Article 10.5

(Usury laws and requirements under the Federal truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Design/Builder's principal places of business at the location of the Project and elsewhere may affect the validity of this provision. Specific legal advice should be obtained with respect to deletion, modification or other requirements, such as written disclosures or waivers)

9.6   [TEXT DELETED]

9.7   [TEXT DELETED]

                                  ARTICLE 10
                         OTHER CONDITIONS AND SERVICES

10.1 The Basic Services to be performed shall be commenced on and, subject to authorized adjustments and to delays not caused by the Design/Builder, shall be completed, in accordance with the Project Schedule, Exhibit "C" dated 6/22/99. The Design/Builder's Basic Services consist of those described in Paragraph 1.3 as part of Basic Services, and include normal professional engineering and preliminary design services, unless otherwise indicated.

10.2  Services beyond those described in Paragraph 1.4 are as follows:
(insert descriptions of other services, identify Additional Services indicated within Basic Compensation and modifications to the payment and compensation terms included in this Agreement)

10.3 The Owner's preliminary program, budget, and other documents, if any, are enumerated as follows:

Title:                    Date:

10.4 Should any litigation be connected by any party hereto with respect to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all cost of suit.

10.5 Article 5.4 shall read as follows: Payments due the Design/Builder under this Part 1 Agreement which are not paid with in thirty (30) days following the date on which such payments are due, are subject to and will be charged a late fee of two percent (2%) per month on the unpaid amount. See California Civil Code 3260.1.

10.6 Article 6 relating to arbitration shall only apply to claims or disputes involving a sum of less than $50,000. Any claim or dispute involving a sum of $50,000 or more may be subject to arbitration, binding or non-binding, but only upon the separate written agreement of Owner and Design/Builder agreeing to such arbitration.

10.7 Contractors are required by law to be licensed and regulated by the Contractors' State License Board which has jurisdiction to investigate complaints against contractors if a complaint regarding a patent act or omission is filed within four years of the date of the alleged violation. A complaint regarding a latent act or omission pertaining to structural defects must be filed within 10 years of the date of the alleged violation. Any question concerning a contractor may be referred to the Registrar, Contractors' State License Board, P.O. Box 2600, Sacramento, California 95826.

This Agreement entered into as of the day and year first written above.



OWNER                                        DESIGN/BUILDER

/s/ Kenneth W. Hale                          /s/ Eric Raff
-----------------------------------------    -----------------------------------
(Signature)                                  (Signature)

Kenneth W. Hale CFO    Date: 11/11/99        Eric Raff, President  Date: 9/27/99
-----------------------------------------    -----------------------------------
(Printed name and title)                     (Printed name and title)

                      Standard Form of Agreements Between
                           Owner and Design/Builder

                     AIA Document A191 - Electronic Format

This document comprises two separate Agreements Part I Agreement and Part 2 Agreement. Before executing the Part I Agreement, the parties should reach substantial agreement on the Part 2 Agreements. To the extent referenced in these Agreements, subordinate parallel agreements to A191 consists of AIA Documents A491, Standard Form of Agreement Between Design/Builder and Contractor, and AIA Documents B901, Standard Form of Agreement Between Design/Builder and Architect.

                               PART 2 AGREEMENT
                                 1996 EDITION

--------------------------------------------------------------------------------

AGREEMENT

made as of the 14th day of July in the year of 1999
(In words, indicate day, month and year.)

BETWEEN the Owner:
(Name and address)
NaviSite, Inc.
300 Federal St.
Andover, MA  01810

The Owner is a Delaware Corporation.

The Owner hereby represents and warrants to Design/Builder that Owner is a lessee of the real property at which the Work is to be performed and that the name and address of the owner of the fee simple is:

          Carr America Realty Corporation
          1819 Gateway Drive, Suite 150
          San Mateo, CA  94404

and the Design/Builder:
(Name and address)
XL CONSTRUCTION, a California corporation
1500 Berger Drive
San Jose, CA  95112-2703
License No. 647480

For the following Project:
(Include Project name, location and a summary description)

NaviSite Zanker Road Data Center, a 66,000 s.f. Design/build internet data center
2720 Zanker Road
San Jose, CA  95134

The architectural services described in Article 3 will be provided by the following person or entity who is lawfully licensed to practice architecture:

(Name and address)       (Registration Number)  (Relationship to Design/Builder)

Dowler Gruman Associates
550 Ellis St.
Mountain View, CA  94043                      Architect

Normal structural, mechanical and electrical engineering services will be provided contractually through the Architect except as indicated below:

(Name, address and discipline)
Structural Engineers, Inc., 4970 El Camino Real #100, Los Altos, CA  94022-1461

The Owner and the Design/Builder agree as set forth below.

--------------------------------------------------------------------------------
                   TERMS AND CONDITIONS -- PART 2 AGREEMENT
--------------------------------------------------------------------------------

                                   ARTICLE 1

                              GENERAL PROVISIONS


1.1   BASIC DEFINITIONS

1.1.1 The Contract Documents consist of the Part I Agreement to the extent not modified by this Part 2 Agreement, this Part 2 Agreement, the Design/Builder's Proposal and written addenda to the Proposal identified in Article 14, the Construction Documents approved by the Owner in accordance with Subparagraph
3.2.3 and Modifications issued after execution of this Part 2 Agreement. A Modification is a Change Order or a written amendment to this Part 2 Agreement signed by both parties, or a Construction Change Directive issued by the Owner in accordance with Paragraph 8.3.

1.1.2 The term "Work" means the construction and services provided by the Design/Builder to fulfill the Design/Builder's obligations.

1.2   EXECUTION, CORRELATION AND INTENT

1.2.1 It is the intent of the Owner and Design/Builder that the Contract Documents include all items necessary for proper execution and completion of the Work. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Design/Builder shall be required only to the extent consistent with and reasonably inferable from the Contract Documents as being necessary to produce the intended results. Words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.2.2 If the Design/Builder believes or is advised by the Architect or by another design professional retained to provide services on the Project that implementation of any Instruction received from the Owner would cause a violation of any applicable law, the Design/Builder, shall notify the Owner in writing. Neither the Design/Builder nor the Architect shall be obligated to perform any act which either believes will violate any applicable law.

1.2.3 Nothing contained in this Part 2 Agreement shall create a contractual relationship between the Owner and any person or entity other than the Design/Builder.

1.3   OWNERSHIP AND USE OF DOCUMENTS

1.3.1 [TEXT DELETED]

1.3.2 [TEXT DELETED]

1.3.3 [TEXT DELETED]

1.3.4 [TEXT DELETED]

                                   ARTICLE 2
                                     OWNER

2.1 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner or such authorized representative shall examine documents submitted by the Design/Builder and shall render decisions in a timely manner and in accordance with the schedule accepted by the Owner. The Owner may obtain independent review of the Contract Documents by a separate architect, engineer, contractor, or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner's expense in a timely manner and shall not delay the orderly progress of the Work.

2.2 The Owner may appoint an on-site project representative to observe the Work and to have such other responsibilities as the Owner and Design/Builder agree in writing.

2.3 The Owner shall cooperate with the Design/Builder in securing building and other permits, licenses and inspections. The Owner shall not be required to pay the fees for such permits, licenses and inspections unless the cost of such fees is excluded from the Design/Builder's Proposal.

2.4  [TEXT DELETED]

2.5  [TEXT DELETED]

2.6  [TEXT DELETED]

2.7  [TEXT DELETED]

2.8  [TEXT DELETED]

2.9 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or noncomformity with the Design/Builder's Proposal or the Construction Documents, the Owner shall give prompt written notice thereof to the Design/Builder.

2.10 [TEXT DELETED] The Owner shall at the request of the Design/Builder upon execution of this Part 2 Agreement furnish to the Design/Builder the form of guaranty attached hereto excecuted by CMGI, Inc.

2.11 The Owner shall communicate with persons or entities employed or retained by the Design/Builder through the Design/Builder, unless otherwise directed by the Design/Builder.

                                  ARTICLE 3
                                DESIGN/BUILDER

3.1  SERVICES AND RESPONSIBILTIES

3.1.1 Design services required by this Part 2 Agreement shall be performed by qualified architects and other design professionals. The contractual obligations of such professional persons or entities are undertaken and performed in the interest of the Design/Builder.

3.1.2 The agreements between the Design/Builder and the persons or entities identified in this Part 2 Agreement, and any subsequent modifications, shall be in writing. These agreements, including financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

3.1.3 The Design/Builder shall be responsible to the Owner for wilful misconduct and negligent acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals performing any portion of the Design/Builder's obligations under this Part 2 Agreement.

13.2   BASIC SERVICES

3.2.1  The Design/Builder's Basic Services are described below and in Article
14.

3.2.2 The Design/Builder shall designate a representative authorized to act on the Design/Builder's behalf with respect to the Project.

3.2.3 The Design/Builder shall submit Construction Documents for review and approval by the Owner. Construction Documents may include drawings, specifications, and other documents and electronic data setting forth in detail the requirements for construction of the Work, and shall:

       .1   be consistent with the intent of the Design/Builder's Proposal;

       .2   provide information for the use of those in the building trades; and

       .3   include documents customarily required for regulatory agency approvals.

3.2.4 The Design/Builder, with the assistance of the Owner, shall file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project.

3.2.5 Unless otherwise provided in the Contract Documents, the Design/Builder shall provide or cause to be provided and shall pay for design services, labor, materials, equipment, tools, construction equipment and machinery, [TEXT DELETED] transportation and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.2.6 The Design/Builder shall be responsible for all construction, means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under this Part 2 Agreement.

3.2.7 The Design/Builder shall keep the Owner informed of the progress and quality of the Work.

3.2.8 The Design/Builder shall be responsible for correcting Work which does not conform to the Contract Documents.

3.2.9 The Design/Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new [TEXT DELETED] that the construction will be free from faults and defects, and that the construction will conform with the requirements of the Contract Documents. Construction not conforming to these requirements, including substitutions not properly approved by the Owner, shall be corrected in accordance with Article 9.

3.2.10 The Design/Builder shall pay all sales, consumer, use and similar taxes which had been legally enacted at the time the Design/Builder's Proposal was first submitted to the Owner, and shall secure and pay for building and other permits and governmental fees, licenses and inspections necessary for the proper execution and completion of the Work which are either customarily secured after execution of a contract for construction or are legally required at the time the Design/Builder's Proposal was first submitted to the Owner.

3.2.11 The Design/Builder shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities relating to the Project.

3.2.12 The Design/Builder shall pay royalties and license fees for patented designs, processes or products. The Design/Builder shall defend suits or claims for infringement of patent rights and shall hold the Owner harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer is required by the Owner. However, if the Design/Builder has reason to believe the use of a required design, process or product is an infringement of a patent, the Design/Builder shall be responsible for such loss unless such information is promptly furnished to the Owner.

3.2.13 The Design/Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under this
Part 2 Agreement. At the completion of the Work, the Design/Builder shall remove from the site waste materials, rubbish, the Design/Builder's tools, construction equipment, machinery, and surplus materials.

3.2.14  [TEXT DELETED]

3.2.15 The Design/Builder shall maintain at the site for the Owner one record copy of the drawings, specifications, product data, samples, shop drawings, Change Orders and other modifications, in good order and regularly updated to record the completed construction. These shall be delivered to the Owner upon completion of construction and prior to final payment.

3.3     ADDITIONAL SERVICES

3.3.1 The services described in this Paragraph 3.3 are not included in Basic Services unless so identified in Article 14, and they shall be paid for by the owner as provided in this Part 2 Agreement, in addition to the compensation for Basic Ser-vices. The services described in this Paragraph 3.3 shall be provided only if authorized or confirmed in writing by the Owner.

3.3.2 Making revisions in drawings, specifications, and other documents or electronic data when such revisions are required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents or electronic data.

3.3.3 Providing consultation, concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

3.3.4 Providing services in connection with a public hearing, arbitration proceeding or legal proceeding, except where the Design/Builder is a party thereto.

3.3.5 Providing coordination of construction performed by the Owner's own forces or separate contractors employed by the Owner, and coordination of services required in connection with construction performed and equipment supplied by the Owner.

3.3.6 Preparing a set of reproducible record documents or electronic data showing significant changes in the Work made during construction.

3.3.7 Providing assistance in the utilization or equipment or systems such as preparation of operation and maintenance manuals, training personnel for operation and maintenance, and consultation during operation.

                                  ARTICLE 4
                                     TIME

4.1 Unless otherwise indicated, the Owner and the Design/Builder shall perform their respective obligations as expeditiously as is consistent with reasonable skill and care and the orderly progress of the Project.

4.2 Time limits stated in the Contract Documents are of the essence. The Work to be performed under this Part 2 Agreement has [TEXT DELETED] commenced [TEXT DELETED] and, subject to authorized Modifications, Substantial Completion shall be achieved on or before the date established in Article 14.

4.3 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy [TEXT DELETED] and utilize the work for its intended use.

4.4 Based on the Design/Builder's Proposal, a construction schedule shall be provided consistent with Paragraph 4.2 above.

4.5 If the Design/Builder is delayed at any time in the progress of the Work by an act or neglect of the Owner, Owner's employees, or separate contractors employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire unusual delay in deliveries, adverse weather conditions not reasonably anticipatable, unavoidable casualties or other causes beyond the Design/Builder's control, or by delay authorized by the Owner pending arbitration, or by other causes which the Owner and Design/Builder agree may justify delay, then the Contract Time shall be reasonably extended by Change Order.

                                   ARTICLE 5
                                   PAYMENTS

5.1     PROGRESS PAYMENTS

5.1.1 The Design/Builder shall deliver to the Owner itemized Applications for Payment in such detail as indicated in Article 14.

5.1.2 Within [TEXT DELETED] thirty (30) days of the Owner's receipt of a properly submitted and correct Application for Payment, the Owner shall make payment to the Design/Builder.

5.1.3 The Application for Payment shall constitute a representation by the Design/Builder to the Owner that the design and construction have progressed to the point indicated; the quality of the Work covered by the application is in accordance with the Contract Documents; and the Design/Builder is entitled to payment in the amount requested.

5.1.4 Upon receipt of payment from the Owner, the Design/Builder shall promptly pay the Architect, other design professionals and each contractor the amount to which each is entitled in accordance with the terms of their respective contracts.

5.1.5 The Owner shall have no obligation under this Part 2 Agreement to pay or to be responsible in any way for payment to the Architect, another design professional, or a contractor performing portions of the Work.

5.1.6 Neither progress payment nor partial or entire use or occupancy of the Project by the Owner shall constitute an acceptance of Work not in accordance with the Contract Documents.

5.1.7 The Design/Builder warrants that title to all construction covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design/Builder further warrants that upon submittal of an Application for Payment all construction for which payments have been received from the Owner shall be free and clear of liens, claims, security interests or encumbrances in favor of the Design/Builder or any other person or entity performing construction at the site or furnishing materials or equipment relating to the construction.

5.1.8 At the time of Substantial Completion, the Owner shall pay the Design/Builder the retainage, if any, less 200% of the reasonable cost to correct or complete incorrect or incomplete Work. Final payment of such withheld sum shall be made upon correction or completion of such Work.

5.2    FINAL PAYMENT

5.2.1 Neither final payment nor amounts retained, if any, shall become due until the Design/Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner of Owner's property might be responsible or encumbered (less amounts withheld by the Owner) have been paid or otherwise satisfied; (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner; (3) a written statement that the Design/ Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents; (4) consent of surety, if any, to final payment; and (5) if required by the Owner, other data establishing payment or satisfaction or obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out f the Contract, to the extent and in such form as may be designated by the Owner. If a contractor or other person or entity entitled to assert a lien against the Owner's property refuses to furnish a release or waiver required by the Owner, the Design/Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Design/Builder shall indemnify the Owner for all loss and cost, including reasonable attorneys' fees incurred as a result of such lien.

5.2.2 When the Work has been completed and the contract fully performed, the Design/Builder shall submit a final application for payment to the Owner, who shall make final payment within 30 days of receipt.

5.2.3 The making of final payment shall constitute a waiver of claims by the Owner except those arising from:

       .1 liens, claims, security interests or encumbrances arising out of the Contract and unsettled.

       .2 failure of the Work to comply with the requirements of the Contract Documents; or

       .3   terms of special warranties required  by the Contract Documents.;

       .4   Faulty or Defective Work;

       .5 Errors or Omissions in the Architectural or Engineering services performed in connection with the work.

5.2.4 Acceptance of final payment shall constitute a waiver of all claims by the Design/Builder except those previously made in writing and identified by the Design/Builder as unsettled at the time of final Application for Payment.

5.2.5  See Article 14.8.

5.3    INTEREST PAYMENTS

5.3.1  [TEXT DELETED]

                                   ARTICLE 6
                       PROTECTION OF PERSONS AND PROPERTY

6.1 The Design/Builder shall be responsible for initiating, maintaining and providing supervision of all safety precautions and programs in connection with the performance of this Part 2 Agreement.

6.2 The Design/Builder shall take reasonable precautions for the safety of, and shall provide reasonable protection to prevent damage, injury or loss to:
(a) employees n the Work and other persons who may be affected thereby; (2) the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody, or control of the Design/Builder or the Design/Builder's contractors; and (3) other property at or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal relocation, or replacement in the course of construction.

6.3 The Design/Builder shall give notices and comply with applicable laws, ordinances, rules regulations and lawful orders of public authorities bearing on the safety or persons or property or their protection from damage, injury or loss.

6.4 The Design/Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance provided or required by the Con-tract Documents) to property at the site caused in whole or in part by the Design/Builder, a contractor of the Design/Builder or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable.


                                   ARTICLE 7
                              INSURANCE AND BONDS

7.1    DESIGN/BUILDER'S LIABILITY INSURANCE

7.1.1 The Design/Builder shall purchase from and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, such insurance as will protect the Design/Builder from claims set forth below which may arise out of or result from operations under this Part 2 Agreement by the Design/Builder or by a contractor of the Design/Builder, or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

       .1 claims under workers' compensation, disability benefit and other similar employee benefit laws that are applicable to the Work to be performed;

       .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Design/Builder's employees;

       .3 claims for damages because of bodily injury, sickness or disease, or death of persons other than the Design/Builder;'s employees;

       .4 claims for damages covered by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Design/Builder or (2) by another person;

       .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

       .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

       .7 claims involving contractual liability insurance applicable to the Design/Builder's obligations under paragraph 11.5.

7.1.2 The insurance required by Subparagraph 7.1.1 shall be written for not less than limits of liability specified in this Part 2 Agreement or required by law, whichever coverage is greater. coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment [TEXT DELETED] and termination of any coverage required to be maintained after final payment.
[TEXT DELETED].

7.1.3 Certificates of Insurance acceptable to the Owner shall be delivered to the Owner immediately after execution of this Part 2 Agreement. These Certificates and the insurance policies required by this Paragraph 7.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment, an additional certificate evidencing continuation of such coverage shall be submitted with the application for final payment. Information concerning reduction of coverage shall be furnished by the Design/Builder with reasonable promptness in accordance with the Design/Builder's information and belief.

7.2    OWNER'S LIABILITY INSURANCE

7.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under this Part 2 Agreement. The Design/Builder shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

7.3     PROPERTY INSURANCE

7.3.1 Unless otherwise provided under this Part 2 Agreement, the Owner shall purchase and maintain, in a company or companies authorized to do business in the jurisdiction in which the principal improvements are to be located, property insurance upon the Work to the full insurable value thereof, on a replacement costs basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 7.3 to be insured, whichever is earlier. This insurance shall include interests of the Owner, the Design/Builder, and their respective contractors and subcontractors in the Work.

7.3.2 Property insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, false work, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for the services and expenses of the Design/Builder's Architect and other professionals required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

7.3.3 If the Owner does not intend to purchase such property insurance required by this Part 2 Agreement and with all of the coverages in the amounts described above, the Owner shall so inform the Design/Builder prior to commencement of the construction. The Design/Builder may then effect insurance which will protect the interests of the Design/Builder and the Design/Builder's contractors in the construction, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Design/Builder is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, then the Owner shall bear all reasonable costs properly attributable thereto.

7.3.4 Unless otherwise provided, the Owner shall purchase and maintain such boiler and machinery insurance required by this Part 2 Agreement or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner. This insurance shall include interests of the Owner, the Design/Builder, the Design/Builder's Architect and other design professionals. The Owner and the Design/Builder shall be named insureds.

7.3.5 A loss insured under the Owner's property insurance shall be adjusted by the Owner as trustee and made payable to the Owner as trustee for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 7.3.10. The Design/Builder shall pay contractors their shares of insurance proceeds received by the Design/Builder, and by appropriate agreement, written where legally required for validity, shall require contractors to make payments to their subcontractors in similar manner.

7.3.6 Before an exposure to loss may occur, the Owner shall file with the Design/Builder a copy of each policy that includes insurance coverages required by this Paragraph 7.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Design/Builder.

7.3.7 If the Design/Builder requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, obtain such insurance, and the cost thereof shall be charged to the Design/Builder by appropriate Change Order.

7.3.8 The Owner and the Design/Builder waive all rights against each other and the Architect and other design professionals, contractors, subcontractors, agents and employees; each of the other, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Paragraph 7.3 or other property insurance applicable to the Work, except such rights as they may have to proceeds of such insurance held by the Owner as trustee. The Owner or Design/Builder, as appropriate, shall require from contractors and subcontractors by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated in this Paragraph 7.3. The policies shall provide such waivers of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

7.3.9   [TEXT DELETED]

7.3.10 The Owner as trustee shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing, within five (5) days after occurrence or loss to the Owner's exercise of this power, if such objection be made, the parties shall enter into dispute resolution under procedures provided in Article 10. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

7.3.11 Partial occupancy or use prior to Substantial Completion shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Design/Builder shall take reasonable steps to obtain consent of the insurance company or companies and shall not, without mutual written consent, take any action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of coverage.

7.4     LOSS OF USE INSURANCE

7.4.1 The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Design/Builder for loss of use of the Owner's property, including consequential losses due to fire or other hazards, however caused.

                                   ARTICLE 8
                              CHANGES IN THE WORK

8.1    CHANGES

8.1.1 Changes in the Work may be accomplished after execution of this Part 2 Agreement, without invalidating this Part 2 Agreement by Change Order, Construction Change Directive, or order for a minor change in the Work, subject to the limitations stated in the Contract Documents.

8.1.2 A Change Order shall be based upon agreement between the Owner and the Design/Builder, a Construction Change Directive may be issued by the Owner without the agreement of the Design/Builder, an order for a minor change in the Work may be issued by the Design/Builder alone.

8.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Design/Builder shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive, or order for a minor change in the Work.

8.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or the Design/Builder, the applicable unit prices shall be equitably adjusted.

8.2    CHANGE ORDERS

8.2.1 A Change Order is a written instrument prepared by the Design/Builder and signed by the Owner and the Design/Builder, stating their agreement upon all of the following:

       .1   a change in the Work;

       .2   the amount of the adjustment, if any, in the Contract Sum; and

       .3   the extent of the adjustment, if any, in the contract Time.

8.2.2 If the owner requests a proposal for a change in the Work from the Design/Builder and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse the Design/Builder for any costs incurred for estimating services, design services or preparation of proposed revisions to the Contract Documents.

8.3    CONSTRUCTION CHANGE DIRECTIVES

8.3.1 A Construction Change Directive is a written order prepared and signed by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both.

8.3.2 Except as otherwise agreed by the Owner and the Design/Builder, the adjustment to the Contract Sum shall be determined on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including the expenditures for design services and revisions to the Contract Documents. In case of an increase in the Contract Sum, the cost shall include a reasonable allowance for overhead and profit. In such case, the Design/Builder shall keep and present an itemized accounting together with appropriate supporting date for inclusion in a Change Order. Unless otherwise provided in the Contract Documents, costs for these purposes shall be limited to the following:

       .1 costs of lab or, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;

       .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

       .3 rental costs of machinery and equipment exclusive of hand tools, whether rented from the Design/Builder or others;

       .4 costs of premiums for all bonds and insurance permit fees, and sales, use or similar taxes;

       .5 additional costs of supervision and field office personnel directly attributable to the change; and fees paid to the Architect, engineers and other professionals.

8.3.3 Pending final determination of cost to the Owner amounts not in dispute may be included in Applications for Payment. The amount of credit to be allowed by the Design/Builder to the Owner for deletion or change which results in a net decrease in the Contract Sum will be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of the net increase, if any, with respect to that change.

8.3.4 When the Owner and the Design/Builder agree upon the adjustments in the Contract Sum and Contract Sum and Contract Time, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

8.4    MINOR CHANGES IN THE WORK

8.4.1 The Design/Builder shall have authority to make minor changes in the Construction Documents and construction consistent with the intent of the Contract Documents when such minor changes to not involve adjustment in the Contract Sum or extension of the Contract Time. The Design/Builder shall promptly inform the Owner, in writing, of minor changes in the Construction Documents and construction. [TEXT DELETED]

8.5    CONCEALED CONDITIONS

8.5.1 If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents, or (2) unknown physical conditions of an unusual nature which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Contract Sum shall be equitably adjusted for such concealed or unknown conditions by Change Order upon claim by either party made within 21 days after the claimant becomes aware of the conditions. Any information on the design drawings for the building in which the site is located shall not be deemed a "concealed condition."

8.6    REGULATORY CHANGES

8.6.1 The Design/Builder shall be compensated for changes in the construction necessitated by the enactment or revision of codes, laws or regulations subsequent to the [TEXT DELETED] execution of this Agreement.


                                   ARTICLE 9
                              CORRECTION OF WORK

9.1 The Design/Builder shall promptly correct Work rejected by the Owner or known by the Design/Builder to be defective or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Design/Builder shall bear costs of correcting such rejected Work, including testing and inspections.

9.2 If, within one (1) year after the date of Substantial Completion of the Work or, after the date for commencement of warranties established in a written agreement between the Owner and the Design/Builder, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Design/Builder shall correct it promptly after receipt of a written notice from the Owner to do so unless the Owner has previously given the Design/Builder a written acceptance of such condition.

9.3 Nothing contained in this Article 9 shall be construed to establish a period of limitation with respect to other obligations which the Design/Builder might have under the Contract Documents. Establishment of the time period of one (1) year as described in Subparagraph 9.2 relates only to the specific obligation of the Design/Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design/Builder's liability with respect to the Design/Builder's obligations other than specifically to correct the Work.

9.4 If the Design/Builder fails to correct nonconforming Work as required or fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Design/Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the Owner's right to stop the Work shall not give rise to a duty on the part of the Owner to exercise the right for benefit of the Design/Builder or other persons or entities.

9.5 If the Design/Builder defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within seven (7) days after the receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may give a second written notice to the Design/Builder and seven (7) days following receipt by the Design/Builder of that second written notice and without prejudice to other remedies, the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design Builder, the costs of correcting such deficiencies.
If the payments then or thereafter due the Design/Builder are not sufficient to cover the amount of the deduction, the Design/Builder shall pay the difference to the Owner. Such action by the Owner shall be subject to dispute resolution procedures as provided in Article 10.


                                   ARTICLE 10

10.1 Subject to Article 14.9 Claims, disputes or other matters in question arising out of or relating to this Part 2 Agreement or breach thereof shall be subject to and decided by [TEXT DELETED] or binding arbitration. Such [TEXT DELETED] or arbitration shall be conducted in accordance with the Construction Industry [TEXT DELETED] or Arbitration Rules of the American Arbitration Association currently in effect.

10.2   [TEXT DELETED]

10.3 Demand for arbitration shall be filed in writing with the other party to this Part 2 Agreement and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

10.4 An arbitration pursuant to this Article may be joined with an arbitration involving common issues of law or fact between the Design/Builder and any person or entity with whom the Design/Builder has a contractual obligation to arbitrate disputes. No other arbitration arising out of or relating to this Part 2 Agreement shall include, by consolidation, joinder or in any other manner, an additional person or entity not a party to this Part 2 Agreement or not a party to an agreement with the Design/Builder, except by written consent containing a specific reference to this Part 2 Agreement signed by the Owner, the Design/Builder and any other person or entities sought to be joined. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by the parties to this Part 2 Agreement shall be specifically enforceable in accordance with applicable law in any court having jurisdiction thereof.

10.5 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.


                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

11.1 Unless otherwise provided, this Part 2 Agreement, shall be governed by the law of the place where the Project is located.

11.2    SUBCONTRACTS


11.2.1 If requested by Owner. The Design/Builder, as soon as practicable after execution of this Part 2 Agreement, shall furnish to the Owner in writing the names of the persons or entities the Design/Builder will engage as contractors for the Project.

11.3    WORK BY OWNER OR OWNER'S CONTRACTORS

11.3.1 The Owner reserves the right to perform construction of operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under conditions of insurance and waiver of subrogation identical to the provisions of this Part 2 Agreement. If the Design/Builder claims that delay or additional cost is involved because of such action by the Owner, the Design/Builder shall assert such claims as provided in Subparagraph 11.4.

11.3.2 The Design/Builder shall afford the Owner's separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Design/Builder's construction and operations with theirs as required by the Contract Documents.

11.3.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.


11.4    CLAIMS FOR DAMAGES

11.4.1 If either party to this Part 2 Agreement suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a claim of additional cost or time related to this claim is to be asserted, ti shall be filed in writing.

11.5    INDEMNIFICATION


11.5.1 To the fullest extent permitted by law, the Design/Builder shall indemnify and hold harmless the Owner, Owner's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including, but not limited to, attorneys' fees arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused by Design/Builder's performance or non-performance of work, its obligations hereunder or in whole or in party by negligent acts or omissions of the Design/Builder, anyone directly or indirectly employed by the Design/Builder or anyone for whose acts the Design/Builder may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 11.5.

11.5.2  In claims against any person or entity indemnified under this Paragraph
11.5 by an employee of the Design/Builder, anyone directly or indirectly employed by the Design/Builder or anyone for whose acts the Design/Builder may be liable, the indemnification obligation under this Paragraph 11.5 shall not be limited by a limitation on amount or type of damage, compensation or benefits payable by or for the Design/Builder under workers' compensation acts, disability benefit acts or other employee benefit acts.


11.6    SUCCESSORS AND ASSIGNS


11.6.1 The Owner and Design/Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Part 2 Agreement and to the partners, successors and assigns of such other party with respect to all covenants of this Part 2 Agreement. [TEXT DELETED] The Design/Builder shall not assign this Part 2 Agreement without the written consent of [TEXT DELETED] Owner. The Owner may assign this Part 2 Agreement to any entity or to any institutional lender providing construction financing, and the Design/Builder agrees to execute all consents reasonably required to facilitate such an assignment. If either party makes such an assignment, that party shall nevertheless remain legally responsible for all obligations under this Part 2 Agreement, unless otherwise agreed by the other party.


11.7    TERMINATION OF PROFESSIONAL DESIGN SERVICES

11.7.1 Prior to termination of the services of the Architect or any other design professional designated in this Part 2 Agreement, the Design/Builder shall identify to the Owner in writing another architect or other design professional with respect to whom the Owner has no reasonable objection, who will provide the services originally to have been provided by the Architect or other design professional whose services are being terminated.


11.8    EXTENT OF AGREEMENT

11.8.1 This Part 2 Agreement represents the entire agreement between the Owner and the Design/Builder and supersedes prior negotiations, representations or agreements, either written or oral. This Part 2 Agreement may be amended only by written instrument and signed by both the Owner and the Design/Builder.


                                  ARTICLE 12
                         TERMINATION OF THE AGREEMENT

12.1    TERMINATION BY THE OWNER

12.1.1 This Part 2 Agreement may be terminated by the Owner upon 14 days' written notice to the Design/Builder in the event that the Project is abandoned. If such termination occurs, the Owner shall pay the Design/Builder for Work completed and for proven loss sustained upon materials, equipment, tools, and construction equipment and machinery including reasonable profit and applicable damages.

12.1.2 If the Design/Builder defaults or persistently fails or neglects to carry out the Work in accordance with the Contract Documents or fails to perform the provisions of this Part 2 Agreement, the Owner may give written notice that the Owner intends to terminate this Part 2 Agreement. If the Design/Builder fails to correct other defaults, failure or neglect within seven (7) days after being given notice, the Owner may then give a second written notice and, after an additional seven (7) days, the Owner may without prejudice to any other remedy terminate the employment of the Design/Builder and take possession of the site and of all materials, equipment, tools and construction equipment and machinery thereon owned by the Design/Builder and finish the Work by whatever method the Owner may deem expedient. If the unpaid balance of the Contract Sum exceeds the expense of finishing the Work and all damages incurred by the Owner, such excess shall be paid to the Design/Builder. If the expense of completing the Work and all damages incurred by the Owner exceeds the unpaid balance, the Design/Builder shall pay the difference to the Owner. This obligation for payment shall survive termination of this Part 2 Agreement.

12.2    TERMINATION BY THE DESIGN/BUILDER

12.2.1 If the Owner fails more than once to make payment within 10 days of when due, the Design/Builder may give written notice of the Design/Builder's intention to terminate this Part 2 Agreement. If the Design/Builder fails to receive payment within [TEXT DELETED] ten (10) days after receipt of such notice by the Owner, the Design/Builder may give a second written notice and, [TEXT DELETED] ten (10) days after receipt of such second written notice by the Owner, may terminate this Part 2 Agreement and recover from the Owner payment for Work executed and for proven losses sustained upon materials, equipment, tools, and construction equipment and machinery, including reasonable profit and applicable damages.


12.3    TERMINATION FOR CONVENIENCE

12.3.1 Owner has the right to terminate this Agreement for convenience at any time. Owner will provide seven (7) days' written notice to the Contractor and will pay all costs incurred to that point of time subject to the terms of this Agreement, together with a portion of Contractor's fee which shall be the quantity of months involved multiplied by $37,500.00 per month which shall be prorated for any partial month.


                                  ARTICLE 13
                             BASIS OF COMPENSATION

[TEXT DELETED]

13.1    COMPENSATION

13.1.1  [TEXT DELETED]

13.1.2  [TEXT DELETED]

13.2    REIMBURSABLE EXPENSES

13.2.1  [TEXT DELETED]

13.2.2  [TEXT DELETED]

13.3    INTEREST PAYMENTS

13.3.1  [TEXT DELETED]

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Design/Builder's principal places of business, at the location of the Project and elsewhere, may affect the validity of this provision. Specific legal advice should be obtained with respect to deletion, modification or other requirements, such as written disclosures or waivers.)


                                  ARTICLE 14
                         OTHER CONDITIONS AND SERVICES


14.1 The Basic Services to be performed shall be commenced on and, subject to authorized adjustments and to delays not caused by the Design/Builder, Substantial Completion shall be achieved in the Contract Time of on November 1, 1999 ( ) calendar days.

14.2    The Basic Services beyond those described in Article 3 are as follows:

14.3    Additional Services beyond those described in Article 3 are as follows:

14.4 The Design/Builder shall submit an Application for Payment on the [TEXT DELETED] the first Wednesday of the month [TEXT DELETED].

14.5    The Design/Builder's Proposal includes the following documents:
(List the documents by specific title and date, include any required performance and payment bonds)

Title:                              Date:

[TEXT DELETED]

14.6 Should any litigation be commenced by any party hereto with respect to this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and all costs of the suit.

14.7 Article 5.1.9 shall read as follows: Progress payments which are not paid within thirty (30) days following the date on which such payments are due, are subject to and will be charged a late fee of two percent (2%) per month on the unpaid amount. See California Civil Code Section 3260.1.

14.8 Article 5.2.5 shall read as follows: If the Final Payment under this Agreement is not paid within forty-five (45) days following the date of completion, the unpaid amount will be subject to a late fee of (2%) per month on the unpaid amount See California Civil Code Section 3260.

14.9 Article 10 relating to arbitration shall only apply to claims or disputes involving a sum of less than 500,000. Any claim or dispute involving a sum of $50,000 or more may be subject to arbitration, binding or non-binding, but only upon the separate written agreement of Owner and Design/Builder agreeing to such arbitration.

14.10 Contractors are required by law to be licensed and regulated by the Contractors' State License Board which has jurisdiction to investigate complaints against contractors if a complaint regarding a patent act or omission is filed with four years of the date of the alleged violation. A complaint regarding a latent act or omission pertaining to structural defects must be filed within 10 years of the alleged violation. Any question concerning a contractor may be referred to the Registrar, Contractor's State License Board, P.O. Box 26000, Sacramento, California 95826.

This Agreement entered into as of the day and year first written above.

OWNER                                        DESIGN/BUILDER

/s/ Kenneth W. Hale                          /s/ Eric Raff
-----------------------------------          -----------------------------------
(Signature)                                  (Signature)


Kenneth W. Hale CFO  Date: 11/11/99          Eric Raff, President  Date: 9/27/99
-----------------------------------          -----------------------------------
(Printed name and title)                     (Printed name and title)

                            SUPPLEMENTARY CONDITIONS

SUPPLEMENTARY CONDITIONS DATED AS OF JUNE 14, 1999
--------------------------------------------------

The following supplements modify, change, delete from or add to the General Conditions (as modified in the form attached) of the Contract for Construction AIA Document A201, 1997 ("General Conditions"). Where any Article of the General Conditions is modified or any paragraph, subparagraph or clause thereof is modified or deleted by these supplements, the unaltered provisions of that article, paragraph, subparagraph or clause shall remain in effect.

Numerical designations herein have the same, or are a sequential development of the same, designations as the General Conditions.

ARTICLE 1 - GENERAL PROVISIONS

Delete the last sentence of Subparagraph 1.1.2.

Add the following Subparagraph 1.1.1.1:

     1.  Where discrepancies or conflicts occur:

          (a) Written amendments or modifications to the Agreement shall take precedence over the original Agreement;
          (b) The Agreement shall take precedence over the General and Supplementary Conditions;
          (c) The Supplementary Conditions shall take precedence over the General Conditions;
          (d) The General Conditions shall take precedence over Drawings or Specifications;
          (e)  Specifications shall take precedence over Drawings;
          (f) Stated dimensions shall take precedence over dimensions obtained by scaling;
          (g) Large scale detail drawings shall take precedence over small scale drawings.

provided, however, to the extent one provision is more restrictive, the more restrictive provision shall govern.

Add the following to the end of Subparagraph 1.1.4

     The project is described on Exhibit A attached hereto (the "Project") and
                                 ---------
     includes without limitation, the following: fit up of [first floor] data center and MEP support space and with associated infrastructure (rooftop equipment, generators located at concrete pads on grade, etc.) at 2720 Zanker Road, San Jose, CA 95134, a building of approximately 66,000 square feet currently under construction, owned by CARRAMERICA REALTY CORPORATION. Exhibit A represents the complete listing of NaviSite plans as of July 15,
     ---------
     1999. These plans evidence the entirety of the fit-out of the data center as of such date.

Delete Subparagraph 1.6.1 and add the following:

     1.6.1 Title to all work accomplished by Contractor or its subcontractors, or the employees or agents of any of them, in connection with this Contract and to all data, information, drawings, plans, specifications and other documentation of whatsoever nature furnished to Owner by Contractor or such subcontractors, or the employees or agents of any of them, shall be and remain Owner's whether completed or partially completed. Without limitation of the foregoing,

     Owner shall have the unrestricted right to copy and utilize the data, information, drawings, plans, specifications, and other documentation performed or delivered by Contractor or its agents or employees, in any manner that Owner may direct; provided, however, that Contractor shall not be liable for any losses, damages, claims or liability arising in connection with any use of such data, information, drawings, plans, specifications or other work for the design, procurement, construction or maintenance of any project other than the Project and Owner shall indemnify and hold harmless Contractor in connection with Owner's use of such documentation for any project other than the Project.

ARTICLE 2 - OWNER

Delete Subparagraph 2.2.1, which Contractor acknowledges has been satisfied.

Delete Subparagraph 2.2.2 and insert the following: Except for permits and fees, including those required under Subparagraph 3.7.1 which are the responsibility of the Contractor, Contractor shall secure (but Owner will pay for) all necessary approvals, covenants, assessments and charges required for construction, use or occupancy of the Project or for permanent changes in existing facilities.

ARTICLE 3 - CONTRACTOR

Insert the following:

     3.2.3 Contractor has received and carefully reviewed all of the Contract Documents, including, without limitation, the Drawings and Specifications, and (i) Contractor has not observed any error, omission or inconsistency in the Contract Documents, or any violation thereof with any applicable law, statute, ordinance, building code, rule or regulation and has confirmed that the Contract Documents are in accordance with applicable laws, and
     (ii) Contractor has approved the Contract Documents and determined that the Contract Documents are complete and adequate for construction of the Work in accordance with the terms hereof.

Add the following Subparagraphs to 3.3:

     3.3.4 Contractor shall verify all measurements at the Project and shall be responsible for their accuracy. No increase in the Contract Sum will be allowed for additional work required due to differences between field dimensions and Drawing Documents or stated approximate quantities.

     3.3.5 Contractor shall consult with representatives of all subcontractors to avoid interferences. Contractor shall rearrange any work that may cause interference with work of other trades, without increase in Contract Sum.

Add to the end of Subparagraph 3.4.1 "Owner will provide water and utilities and Contractor shall use the same, and cause subcontractors to use, the same prudently."

Add the following Subparagraph to 3.4:

     3.4.4 Wherever the terms "or equal," "or approved equal" are used in the Contract Documents, products other than those specified will be considered for approval, provided that such products are substantially equal in quality, durability, design and performance characteristics to the specific materials. Approval of such "equal" products shall be at the sole discretion of Owner and shall be in writing to be effective.

Insert the following at the end of Subparagraph 3.5.1:

     Contractor shall secure and deliver to Owner written warranties and guarantees from its Subcontractors, Sub-subcontractors and Suppliers bearing the date of Substantial Completion (or such later date as may be agreed to by Owner and Contractor in writing) and stating the period of warranty or guarantee as required by the Contract Documents. Contractor shall be responsible for the warranty and guarantee of all Work whether performed by it or by its Subcontractors at any tier.

Insert the following:

     3.7.3 Contractor shall ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. The Contractor shall promptly notify Owner in writing and shall make necessary changes to ensure compliance with such applicable laws.

Add the following subparagraphs to 3.9:

     3.9.2 The Project Superintendent shall be reasonably approved by Owner. Once assigned and reasonably approved by Owner, the Project Superintendent may not be changed without the approval of Owner.

     3.9.3  The Project Superintendent must attend all Project Meetings.

Insert the following at the end of Subparagraph 3.11.1:

     Within thirty (30) days after Substantial Completion, Contractor shall submit to Owner for approval three (3) complete sets of as-built drawings and specifications. Contractor shall also prepare three (3) complete, bound sets of operation and maintenance manuals, which shall include, without limitation, a vendor and Subcontractor directory, warranty information and all material cut sheets that were installed in connection with the Work, manufacturer's catalogs, instructions, and other similar data, including all necessary photographic cuts, diagrams, valve charts, and the like, covering all mechanically and manually operated devices furnished and/or installed in the Work. At Owner's request, Contractor shall also include in such manuals Owner furnished materials, equipment and furnishings. Delivery of such as-builts and manuals is intended to serve to instruct and assist maintenance personnel in the care, operation, maintenance and repair of all such devices.

Insert the following at the beginning of Subparagraph 3.12.10: Contractor shall provide architectural and engineering services as required for the design and construction of the Project.

Insert after "shall" in the second line of Subparagraph 13.18.1: "defend (with counsel acceptable to Owner) and"

Add the following subparagraph to 3.18:

     3.18.3 Unless otherwise stated in the Contract, each respective Contractor, shall, before commencing work, secure and pay for such insurance as may be required to comply with the indemnification and hold harmless provisions outlined under Articles 3.18.1 and 3.18.2. Such insurance shall be with such companies as may be satisfactory to Owner. Insurance shall be so written as to prohibit cancellation without at least thirty (30) days written notice to Owner and Contractor.

ARTICLE 5 - SUBCONTRACTORS

Add the following sentence to the end of Subparagraph 5.1.1:

     All portions of the Work that Contractor does not perform with its own force shall be performed by Subcontractors.

Add the following sentence to the end of Subparagraph 5.2.4:

Owner may require Subcontractor to change any Subcontractor or Subcontractor previously approved and, if at such time Contractor is not in default hereunder, the Contract Sum shall be increased or decreased by the difference in cost occasioned by such change.

Add the following new Subparagraphs at the end of Paragraph 5.3.1:

     5.3.2 Contractor shall procure materials from such sources and shall manage its own forces and the forces of its Subcontractors and Sub-subcontractors in such a manner as will result in harmonious relations on the job site. Contractor shall employ, and shall require its Subcontractors to employ, workers on the Work who will at all times work in harmony with others engaged in the Work. Should the Work for any reason be stopped or materially delayed due to a labor dispute involving the employees of, or directed at, any Subcontractor or any of its Sub-subcontractors, Owner shall have the right to require Contractor to substitute a Subcontractor acceptable to Owner.

     5.3.3 If applicable, Contractor shall require that each Subcontractor agree in its Subcontract to be joined in arbitration proceedings involving Owner or Contractor, or either of them, relating to any Work covered by its Subcontract, at the election of either Owner or Contractor. Contractor shall require each Subcontractor to include a similar provision in its Subcontracts.

     If union and non-union workers are employed to perform any part of the Work, Contractor shall establish and maintain separate entrances to the Project site for the use of union and non-union workers.

     Owner shall have the right (but not the obligation) to review and approve all Subcontracts to ensure compliance with the provisions of this Subparagraph and the other provisions of the Contract Documents before execution thereof. Nothing in this Subparagraph shall create any third-party beneficiary relationship between Owner and any Subcontractor.

ARTICLE 6 - CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

Insert the following at the beginning of Subparagraph 6.1.3:

     Contractor shall coordinate the activities of Owner's separate contractors with the Work of this Contract and shall cooperate with them. Contractor shall plan and review the construction schedule with other separate contractors and with Owner so as to ensure timely completion of the Work of the Contract and the work of Owner's separate contractors, without increase to the Contract Sum.

ARTICLE 7 - CHANGES IN THE WORK

Add the following at the end of Subparagraph 7.1.1:

     The parties hereby acknowledge the Project is being designed and built on a so-called "fast track" basis. As such, the Drawings and Specifications are not complete as of the date hereof. The development of the Drawings and Specifications may require multiple rounds of drafting, review, comments, changes and modifications. The Project Construction Budget, and the Project Schedule (including the date of Substantial Completion) shall be subject to adjustment in connection with such changes and modifications to the Drawings and Specifications. However, subject to the provisions of
     Section 7.2.1, no such change or modification to the Drawings and Specifications shall constitute (or require) a "Change Order" or entitle Contractor to any claim for an adjustment to Contractor's cost and fee, notwithstanding whether any such change or modification requires alteration, removal, replacement or reperformance of Work that has been completed, provided the Work requested can be completed by the date of 11/1/99. Should the "Change Order" cause an extension of Contractor service beyond the date of 11/1/99, the Contractor will provide a revised Exhibit B for the cost of the administration of the change with a fee calculation as per the terms of Article 17.2.1.

Add the following at the end of Subparagraph 7.1.2:

     No Change Order involving an adjustment in the Contract Sum or an extension of the Contract Time shall in any event be issued except with the written approval of Owner.

Add the following at the end of Paragraph 7.1:

     7.1.4 Refinements and detailing will be accomplished from time to time with respect to the Drawings and Specifications, including the addition of items or materials that may have been omitted from the Drawings or Specifications but that are necessary to complete a detail shown, specified or reasonably inferable therefrom. If any item or material shown on the Drawings is omitted from or excepted in the Specifications, or vice versa, or if any omitted item or material is inferable to complete the detail shown or specified, Contractor shall, without any increase in the Contract Sum or extension of the Contract Time, furnish and install such item or material of type and quality as established by the balance of the detail shown and specified.

     7.1.5 Contractor represents and warrants that, to the extent reasonable under the circumstances, it has studied and familiarized itself with the Contract Documents and the site and the utility services provided thereto. Any change in the Work required because Contractor failed to anticipate or discover a condition at the site or failed to anticipate or discover that the utility services to the site or the Contract Documents are insufficient to complete the Work, which change could have been avoided had Contractor properly studied and familiarized itself with the Contract Documents and the site and the utility services provided thereto, shall not result in any increase in the Contract Sum or extension of the Contract Time.

     7.1.6 If the adjustment to the Contract Sum resulting from a change in the Work is determined under Paragraph 7.3.6, the following shall apply:

          .1 The cost of the Work shall include an allowance for Contractor's overhead or profit in the form of an adjustment in Contractor's Fee (but only in accordance with Article 17 hereof) pursuant to the terms of the Contract, subject to Owner's approval in all cases.

          .2 On Work performed by Subcontractors (excluding the Contractor's architect and engineer), but not by Sub-subcontractors, the Subcontractors' allowance for overhead and profit shall not exceed 15% of direct costs.

          .3 On Work performed by Sub-subcontractors, the subcontractors' allowance for overhead and profit shall not exceed 10% of total direct costs.

Delete Subparagraph 7.2.1 and insert the following:

     A "Change Order" is a written order to the Contractor signed by the Owner or its authorized agent issued after the execution of this Agreement and the finalization of any applicable Drawings and Specifications, authorizing a Change in the Project or the method or manner of performance and/or an adjustment in the Project Construction Budget or the Substantial Completion Date. Subcontractors shall be entitled to adjustment of their fees and costs for Change Order work in accordance with the terms of their respective Subcontracts. The Contractor shall be entitled to compensation for all Costs of the Project incurred by Contractor in connection with the applicable Change Order work as per the parameters outlined in Section
     7.1.1 above.

In the second and fifth lines of Subparagraph 7.3.6 change "Architect" to "Owner."

Add the following new Subparagraph at the end of Paragraph 7.3:

     7.3.10 Contractor shall submit to Owner, within seven (7) days after a written request therefor from Owner or within seven (7) days after an order to proceed with a change in the Work pending issuance of a Change Order, an accurate written estimate of any increase or decrease in costs and of any delay in the time of completion that will result from the proposed change. The estimate shall indicate the quantity and unit price of each item of materials and the number of hours of work and hourly rate for each class of labor, as well as the description and amounts of all other costs and sources of delay.

ARTICLE 8 - TIME

Insert the following:

     8.1.3 The date of Substantial Completion is the date established in accordance with Paragraph 9.8.

ARTICLE 9 - PAYMENTS AND COMPLETION

Add the following to 9.3.1:

     The form of application for payment shall be AIA Document G702, "Application and Certification for Payment", supported by AIA Document G73, "Continuation Sheet". Two copies of the Application for Payment shall be submitted and sworn before a notary public.

     Without limitation of the foregoing, each Application for Payment shall be accompanied by:

          (i) a certificate from Contractor itemizing all claims for extras for which no Change Order has been processed, and listing all Change Orders that have been processed that affect the Contract Sum;

          (ii) Such other certifications or evidence supporting Contractor's right to payment as the Owner's landlord may require;

          (iii) an affidavit of Contractor that all amounts owed to Subcontractors, to suppliers of materials, and to laborers for work and materials, furnished for the purpose of the performance of the Work or otherwise related to such Work for which payment is made have been paid in full, and waiving any claim for a mechanics or materialman's lien on the Work;

          (iv) a waiver and subordination of lien in form and substance satisfactory to the Owner in accordance with California lien law from each Subcontractor performing any portion of the Work;

          (v) if required by Owner or by its lender, other data and evidence establishing payment or satisfaction of all such obligations, such as receipts, releases, certificates, affidavits and subordinations and/or waivers of liens arising out of the Contract or the Work.

     Payment by the Owner to the Contractor less retainage as hereinafter provided, shall be made in accordance with the terms of this Agreement. The Owner shall withhold from each monthly payment an amount equal to ten percent (10%) on account of each Subcontractor's payment. At such time as each Subcontractor's Work is fifty percent (50%) complete, no further retainage will be withheld, provided, in the Owner's and Contractor's opinions, the Subcontractor is performing satisfactorily. The Contractor will be paid one hundred percent (100%) of its direct costs and fee earned to the billing date. There will be no retainage, however, on the Design Phase.

Add the following subparagraph to 9.3.3:

     The submission of any Application for Payment shall, upon receipt of such payment and to the fullest extent permitted by law, be conclusively deemed to waive all liens with respect to such work, materials and labor to which Contractor then may be entitled; provided, however, that in no event shall such waiver of lien rights waive right to payment for such work, materials and labor.

     If a lien or notice of contract is filed or claimed against the Work by any Subcontractor, Sub-Subcontractor, laborer or supplier of materials, Contractor shall immediately bond such lien or cause such lien to be discharged. Any payment due Contractor under the Contract Documents shall be reduced by an amount up to two hundred percent (200%) of the amount of any lien until such lien is removed as of record and/or bonded.

Insert the following:

     9.4.2 An Application for Payment will constitute a representation by Contractor to Owner that the Work has progressed to the point indicated and that the quality of the Work is in accordance with the Contract Documents.

Insert the following at the beginning of Subparagraph 9.5.1:

     "Owner may withhold payment in whole or in part, to the extent reasonably necessary to protect Owner, if the representations in Subparagraph 9.4.2 cannot be made. The Owner may also withhold payment or, because of subsequently discovered evidence, may nullify the whole or a part of a payment previously issued, to such extent as necessary to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2 because of:"

Delete Subparagraph 9.7.1. Section 12.2 as revised in A191, Part 2 to govern failure of payment.

Insert the following:

     9.8.1 The Date of Substantial Completion of the Work or any designated portion thereof is the date when (i) the Project is available for occupancy by Owner such that Owner can operate with a minimum of interference by Contractor and is complete with the exception of punch list items of a minor nature, and (ii) Contractor has supplied Owner with a certificate of occupancy or an equivalent use or occupancy permit acceptable to Owner issued by the building inspector within the municipality where the Project is being constructed.

Add the following to the end of Subparagraph 9.8.5.

     After the release of retainage, Owner shall retain 200% of the cost necessary to complete any punch list items.

Add the following Subparagraph 9.9.4:

     All trade discounts (unless resulting from Contractor's advance payment before being compensated therefor by Owner), rebates and refunds, and all returns from sale of surplus materials and equipment, shall be credited to the Cost of the Project. In the event of a discount offered by a subcontractor at the time of bid, Contractor shall inform and discuss with Owner such discount opportunity.

Insert the following:

     9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection and when the Owner finds the Work acceptable under the Contract Documents and the Contract fully performed, the following Subparagraphs of this Paragraph 9.10.1 shall apply.

ARTICLE 10

Insert the following:

     10.3.2 If any hazardous substances, oils, asbestos or the like, as defined by statute or otherwise, ("Hazardous Materials") are released in, on or about the Project site by Contractor or any of its contractors, or their respective employees, agents or representatives (without any fault on the part of Owner, its separate contractors or their respective employees, agents or representatives) in connection with Contractor's performance of the Work hereunder, Contractor shall immediately take all steps necessary to deal with the Hazardous Materials in accordance with all applicable laws it being understood that Owner will have no obligation or liability whatsoever with respect to the same. To the extent permitted by law, Contractor shall indemnify and hold Owner harmless from and against all costs, including, without limitation, reasonable attorneys' fees, remediation costs and liability arising by virtue of such a release of Hazardous Materials in any form on or about the Project site as a result of the act, omission or neglect of Contractor or any of its contractors, or their respective employees, agents and representatives (and without any fault on the part of Owner, its separate contractors or their respective employees, agents and representatives as aforesaid), which indemnity obligations shall survive final payment and termination of this Contract.

In the 5th line of Subparagraph 10.2.5 delete "or Architect." In the 5th and 6th lines thereof, delete "either of them" and substitute "Owner" in both places.

ARTICLE 11 - INSURANCE AND BONDS

Add the following clause to 11.1:

     11.1.1.9 Liability Insurance shall include all major divisions of coverage and be on a comprehensive basis including:

1.   Premises Operation (including X, C and U coverage as applicable).
2.   Independent Contractor's Protective.
3.   Products and Completed Operations.
4.   Personal Injury Liability with Employment Exclusion deleted.
5.   Contractual, including specified provision for Contractors.
6.   Owned, Non-owned and Hired Motor Vehicles
7.   Broad Form Property Damage including Completed Operations.

     11.1.2.1 If the General Liability coverage is provided by a Commercial General Liability Policy on a "claims-made" basis, the policy date shall predate the Contract termination date of the policy or applicable extended reporting period shall be no earlier than the termination date of coverage required to be maintained after final payment certified in accordance with Subparagraph 9.10..2.

     11.1.2.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than the following, or greater if required by law:

1.   Worker's Compensation:

               a)  State:  Statutory
               b)  Applicable Federal:  Statutory
               c)  Employer's Liability:  $100,000.00

2. Comprehensive General Liability (including Premises-Operations, Protective, Products and Completed Operations; Broad Form Property Damage):

               a)  Bodily Injury:
                   $1,000,000.00  Each Occurrence
                   $1,000,000.00  Annual Aggregate

               b)  Property Damage:
                   $1,000,000.00  Each Occurrence
                   $1,000,000.00  Annual Aggregate

               c)  Other Insurance: Owned, Non-owned and Hired Motor
                   Vehicles: $1,000,000.00 Single Limit

               d)  Additionally-named Insureds:
                   NaviSite, Inc.
                   CMGI, Inc.
                   CARRAMERICA REALTY CORPORATION

                   including employees, Consultants and agents of the above parties.

3.   Contractual Liability:

               a)  Bodily Injury:
                   $1,000,000.00  Each Occurrence
                   $1,000,000.00  Annual Aggregate

               b)  Property Damage:
                   $1,000,000.00  Each Occurrence
                   $1,000,000.00  Annual Aggregate

4.  Personal Injury with Employment Exclusion deleted:

                   $1,000,000.00  Each Person
                   $1,000,000.00  Annual Aggregate

5.  Comprehensive Automobile Liability:

               a)  Bodily Injury:
                   $  500,000.00  Each Person
                   $1,000,000.00  Annual Aggregate

               b)  Property Damage:
                   $1,000,000.00  Each Occurrence

6.   Excess Umbrella Liability:  $9,000,000.00  Annual Aggregate

7. Contractor shall provide adequate Fire and Extended Coverage Insurance to cover equipment, tools, etc. owned or rented by it, its subcontractors; the capital value of which is not included in the Work, and those materials stored on the site for which payment by Owner has not been approved. Such coverage shall include an endorsement to the effect that the underwriter waive its rights of subrogation against Owner.

8. Contractor shall secure and protect itself, and shall secure and indemnify Owner and its representatives or employees from any claim of liability, expense, cause of action, loss or damage whatsoever for any injury, including death, to any person or property in the performance of this Contract; it being the intent of this Contract to protect and indemnify Owner and such representatives and employees from any and all loss arising out of or in connection with the Work performed under this Contract.

     11.1.4 Contractor's liability insurance must be maintained until final certificate of payment is issued pursuant to Paragraph 9.10.2 and completed Operators Insurance is in effect.

     11.1.5 Certificates of insurance must be submitted on AIA Document G715 Certificate of Insurance, or such other form as acceptable to Owner.

Delete Subparagraph 11.3.3.

Insert the following at the end of Subparagraph 11.4.1.3:

     except to the extent that the applicable loss arises from the negligence or intentional misconduct of Contractor or any of its Subcontractors of any tier, or the employees or agents of any of them, in which event Contractor shall be liable for such deductible amounts.

ARTICLE 12 - UNCOVERING AND CORRECTION OF WORK

Add the following to the end of Subparagraph 12.1.2:

     and any cost, loss or damage suffered by Owner as a result of such defect or failure shall be borne by Contractor. This obligation shall survive termination of the Contract.

Add to Subparagraph 12.2.1.1 in the first line after the word "promptly" the words "but in all events within thirty (30) days".

Insert the following:

     12.2.2.3 The one year period for correction of Work shall be extended by corrective Work performed by Contractor pursuant to this Paragraph 12.2 for a period of one year after the date of completion of such corrective Work, but only with respect to the item or portion of Work so corrected. In no event shall the period of correction for any portion of the Work be extended to a date beyond the date that is two (2) years after the date of Substantial Completion.

ARTICLE 13 - MISCELLANEOUS PROVISIONS

Add the following to Paragraph 13.2.2:

     Owner shall have the right, at any time, to assign its rights under this Contract to any person or entity, without consent of Contractor and shall have the further right to assign any moneys due or to become due hereunder upon written notice to Contractor.

Insert the following:

     13.3.1 Written notice shall be delivered by hand or shall be mailed by registered or certified mail, return receipt requested, or sent by a recognized overnight mail courier (e.g. Federal Express, DHL) addressed to the party for whom it was intended at its address appearing on the Owner-Contractor Agreement or to any other address that any such party may designate by like notice to the others. Any such notice shall be deemed duly given when so hand delivered or when deposited with the U.S. Postal Service or with such overnight courier service. Copies of all notices to Owner must also be sent to: Mr. Joel Rosen, Chief Executive Officer, NaviSite, Inc., 100 Brickstone Square, Andover, MA 01810.

Add the following new Subparagraph 13.7.2:

     13.7.2 Notwithstanding any provision of Subparagraph 13.7.1 to the contrary, no applicable statute of limitations shall be deemed to have commenced with respect to any portion of the Work that is not in accordance with the requirements of the Contract Documents, that would not be visible or apparent upon conducting a reasonable investigation, and that is not discovered by the Owner until after the date that, but for this Subparagraph 13.7.2, would be the date of commencement of the applicable statute of limitations. The applicable statute of limitations instead shall be deemed to have commenced on the date of such discovery by the Owner.

Add the following new Paragraph 13.8:

     13.8 Notwithstanding any provision of this Contract to the contrary, neither Owner nor any member, partner, officer, director, shareholder, employee, or agent of Owner, or any of their respective successors or assigns shall have any personal liability for the payment or performance of any obligation of Owner hereunder.

Add the following new Subparagraph 13.9:

     13.9 Each party shall deliver to the other, within ten days after written request, a certificate as to (i) the date through which payments due to Contractor hereunder have been made, (ii) the remaining balance of the Contract Sum due to Contractor hereunder, (iii) whether there have been any amendments or modifications to the Contract, (iv) whether the certifying party is in default of any obligation of the certifying party under the Contract, (v) whether to the best of the certifying party's knowledge, the requesting party is in default of any obligation of the requesting party under the Contract, (vi) such other matters as to which the requesting party may reasonably request certification.

Add the following new Subparagraph 13.10

     The employees of Contractor listed on Schedule 13.10 attached hereto shall be dedicated to the Work and shall not be removed or replaced from the Work without Owner's prior written consent.

     The Project Manager identified on Schedule 13.10 shall be Contractor's representative under the Contract Documents (the "Contractor's Representative"), and shall be authorized to take all actions and make all decisions to be made or taken by Contractor under the Contract Documents, and all such actions and decisions of Contractor's Representative shall be binding upon Contractor under the Contract Documents.

ARTICLE 14 - TERMINATION OR SUSPENSION OF CONTRACT

Insert the following:

     14.2.1:  Owner may terminate the Contract if Contractor:

         .1 refuses or fails to supply enough properly skilled workers or proper materials and such refusal or failure is not cured within seven (7) days after notice from Owner;

         .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between Contractor and such Subcontractors;

         .3 violates any applicable law, code, rule, regulation or order of a public authority having jurisdiction, which violation is not cured within the grace period, if any, provided under such law, code, rule, regulation or order;

         .4 breaches any other provision of the Contract Documents and such breach is not cured within seven (7) days after notice from Owner;

         .5 files a petition or consents to the filing of a petition, under any federal or state law concerning bankruptcy, reorganization, insolvency or relief from creditors;

         .6 has filed against without its consent, a petition under any federal or state law concerning bankruptcy, reorganization, insolvency or relief from creditors which is not dismissed within sixty (60) days:

         .7   becomes insolvent;

         .8 consents to the appointment of a receiver, trustee, liquidator, custodian or the like of all or any substantial portion of its assets;

         .9 without its consent, has a receiver, trustee, liquidator, custodian or the like appointed with respect to it or any receiver, trustee, liquidator, or the like take possession of all or any substantial portion of its assets and such appointment or possession is not terminated within sixty (60) days; or

         .10  makes an assignment for the benefit of creditors.

Insert the following new Paragraph 14.4 after Paragraph 14.3:

     14.4.1 Owner may, at its option, terminate the Contract without cause upon ten (10) days' notice to Contractor, upon which termination Owner shall: (i) pay Contractor for the portion of the Contractor's Fee earned as of the date of termination, (ii) pay for all Costs of the Work properly incurred as of the date of termination, and (iii) reimburse Contractor for any proven loss or damages from any supplier or Subcontractor engaged on the Work (with Owner's approval) arising from such termination.

ADD THE FOLLOWING ARTICLES

ARTICLE 15 - CERTIFIED GUARANTEE AND WARRANTY TO OWNER
     15.6 Contractor shall provide a project Guarantee/Warranty, on its letterhead, in the general format shown on the following page.

ARTICLE 16 - MISCELLANEOUS

16.1 If a dispute or claim arises out of or relates to this Contract or its breach, except for claims that have been waived by the making or acceptance of final payment, the parties will endeavor to settle the dispute first through direct discussions.

16.2 Contractor hereby represents that any computer software, hardware, documentation, data, services, and other related items ("Procured Products") provided by Contractor pursuant to this Agreement, or any component part thereof, shall not with respect to any date data that the Procured Products uses in any manner and any system date that the Procured Product uses as its current date, malfunction, cease to function, generate incorrect data, or produce incorrect results. Contractor further represents that, in connection with providing date data to and accepting date data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Procured Product represents dates without ambiguity as to century. If the Procured Product is century noncompliant in any respect, Contractor shall, at no cost to Owner, within thirty (30) days, correct the noncompliance and provide the corrected compliant Procured Product to Owner. With respect to all obligations of Contractor set forth in this subparagraph ("Y2000 Obligations"), Contractor shall contractually impose all such Y2000 Obligations on Subcontractors and suppliers.

ARTICLE 17

The following provisions are inserted in lieu of Article 9 of AIA Document A191
Part 1 and Article 13 of AIA Document A191 Part 2:

Contractor's Fee
----------------

17.1 In consideration of the performance of the Contract, the Owner shall pay the Contractor in current funds as compensation for his services a Contractor's Fee as set forth in Subparagraphs 17.1.1 and 17.1.2. The Contractor's Fee is part of the Contract Sum.

17.1.1 For the performance of the Design Phase services, the Contractor's Fee shall be $75,000.00.

17.1.2 For the performance of Construction Phase services, the Contractor's Fee shall be $150,000, which shall be paid proportionately to the ratio that the monthly payment for the Cost of the Project bears to the estimated cost of the Project, as set forth in the Project Budget, as the same may be adjusted from
time to time upon approval by Owner.   Any balance of this fee shall be paid at
the time of final payment.

17.2 Adjustments in fee shall be made as per Article 17.2.1 only if the parameters of the scope of the Work expand beyond that which is outlined in Exhibit A and/or if circumstances beyond the control of the Contractor require an extension of Contractor service beyond the date of November 1, 1999.

17.2.1 For changes in the Project Schedule as provided for in Article 7, the Contractor's Fee shall be adjusted by an amount equal to $1.55 per each $1.00 of Contractor direct labor cost of project manager and superintendent only.

17.2.2 For delays in the Project not the responsibility of the Contractor as defined in the Agreement there will be an equitable adjustment in the fee and general conditions costs to compensate the Contractor for its increased expenses, if any.

17.3 Included in the Contractor's Fee are the following:

17.3.1 Salaries or other compensation of the Contractor's employees at the principal office except the time of Mario Wijtman dedicated to the Project as set froth in Exhibit B.

17.3.2 General operating expenses of the Contractor's principal and branch offices other than the field office.

17.3.3 Any part of the Contractor's capital expenses, including interest on the Contractor's capital employed for the Project.

17.3.4 Overhead or general expenses of any kind, except as may be expressly included in Article 18.

ARTICLE 18

Cost of the Project
-------------------

18. The term Cost of the Project shall mean charges for services provided by the Contractor and costs necessarily incurred in the Project during either the Design or Construction Phase, and paid by the Contractor. The Cost of the Project is part of the Contract Sum.

18.1 The Owner shall pay the Contractor for the Cost of the Project as defined in this Article 18. Such payment shall be in addition to the Contractor's Fee stipulated in Article 17.

18.2 Cost Items

18.2.1  Charges for services provided by the Contractor's employees based on:

18.2.1.1 Direct Personnel Expense (as defined in 18.2.1.2) of those employees stationed at the field office, in whatever capacity employed, as per Exhibit B.

18.2.1.2 Direct Personnel Expense is defined as the direct salaries of the Contractor's employees engaged in performing the services under this Agreement as described in Subparagraph 18.2.1.1 and the cost of all employee fringe benefits, including, without limitation, medical and workers' compensation insurance, allowed absences, vacations, pension and/or profit sharing, all in accordance with the Contractor's standard personnel policy, and taxes for such items as unemployment compensation and social security, as per Exhibit B.

18.2.2 Reasonable transportation, traveling, moving, temporary subsistence and hotel expenses of the Contractor or of its officers or employees incurred in discharge of duties connected with the Project, all in accordance with the Contractor's standard personnel policy; provided that such expenses are approved in advance by Owner.

18.2.3 Cost of all materials, supplies and equipment incorporated in the Project, including costs of transportation and storage thereof.

18.2.4 Payments made by the Contractor to Subcontractors for their Work performed pursuant to contract under this Agreement, including the cost of any Subcontractor payment and performance bonds required by Owner or any applicable government authority.

18.2.5 Cost, including transportation and maintenance, of all materials, supplies, equipment, vehicles, and temporary facilities, that are employed and consumed in the performance of the Work, and cost less salvage value on such items used but not consumed that remain the property of the Contractor.

18.2.6 Rental charges of all necessary machinery and equipment, exclusive of hand tools, used at the site of the Project, whether rented from the Contractor or others, including installation, repairs and replacements, dismantling, removal, costs of lubrication, transportation and delivery costs thereof, at rental charges consistent with those prevailing in the area.

18.2.7 Cost of the premiums for all insurance and bonds which the Contractor is required to procure by this Agreement or is deemed necessary by the Contractor and approved by Owner.

18.2.8 Sales, use, gross receipts or similar taxes related to the Project imposed by any governmental authority, and for which the Contractor is liable.

18.2.9 The Contractor shall not indemnify for patent infringement as may be caused by the design documents of the Architect/Engineer, except to the extent that Contractor knew that the applicable material, equipment or technique infringed upon the patent rights of any third party and failed to notify Owner and Architect/Engineer prior to the installation or procurement thereof.

18.2.10 Losses, expenses or damages to the extent not compensated by insurance or otherwise, including settlement of trade contractor claims or suits with prior Owner approval. written approval.

18.2.11 Project expenses such as telegrams, long-distance telephone calls, telephone service at the site, expressage, printing, reproduction and similar items, as per Exhibit B.

18.2.12  Cost of removal of all debris.

18.2.13 Cost incurred due to an emergency affecting the safety of persons and property except to the extent such emergency is caused by the negligence of the Contractor.

18.2.14  Cost of supplies for job site computer.

18.2.15 Legal costs reasonably and properly incurred by the Contractor in the discharge of its duties under this Agreement with prior Owner written approval.

18.2.16 All costs directly incurred in the performance of the Project and not included in the Contractor's Fee as set forth in Paragraph 17.3, subject to Owner's prior written approval, which shall not be unreasonably withheld.

18.2.17 Fines, penalties, sanctions or impositions assessed or imposed by any governmental body, instrumentality or tribunal to the extent arising as a result of Contractor proceeding with the Work at the specific direction of Owner provided that (a) Contractor has informed Owner in writing that proceeding without a specified permit or other authorization could result in the imposition of fines, penalties, sanctions or impositions (collectively, "Fines"), (b) Contractor informs Owner in writing as to the magnitude and scope of such Fines and other possible ramifications, and (c) Owner directs Contractor to proceed with the Work so affected.

18.2.18  The Cost of the Project shall not include:

       .1 Cost due to the negligence of Contractor or to the failure of Contractor to fulfill a specific responsibility to Owner set forth in the Contract Documents.

       .2 Except as provided in Subparagraph 18.2.17 above, fines, penalties, sanctions or impositions assessed or imposed by any governmental body, instrumentality or tribunal to the extent arising from any act or omission of Contractor or any Subcontractor.

       .3 Costs of accelerating the Work to the extent caused by the negligence or default of Contractor.

       .4 Costs resulting from the failure of Contractor or any Subcontractor to procure and maintain insurance as required by the Contract Documents.

       .5 Overtime required to the extent caused by the negligence or fault of Contractor.

       .6 Project incentive bonuses, except as approved in advance by Owner in writing.

       .7 Cost of bonding or securing liens or defending claims filed by any Subcontractor or supplier arising from any default by Contractor in making any payment due to any such Subcontractor or supplier, unless such default by Contractor is due to a default by Owner in making progress payments to Contractor hereunder.

       .8 Losses or expenses for which Contractor is compensated by insurance.

18.3 All costs directly or indirectly incurred in the performance of the Project and not included in the Contractor's Fee as set forth in Article 17 are subject to Owner's prior written approval.


[RFA]


OWNER:                                       CONTRACTOR:

NAVISITE, INC.                               XL CONSTRUCTION


By:  /s/ Kenneth W. Hale                     By:  /s/ Mario P. Wijtman
    --------------------------------             -------------------------------
    Name:   Kenneth W. Hale                      Name:   Mario P. Wijtman
           -------------------------                    -----------------------
    Title:  CFO                                  Title:  Vice President
           -------------------------                    -----------------------

(CONTRACTOR'S LETTERHEAD)

NAME AND ADDRESS OF OWNER                    Date:
                                                   ----------------------------
                                             Re:
                                                   ----------------------------
                                                       (Name of Project)

Gentlemen:

The undersigned guarantees Owner that it will be responsible for faulty materials, equipment and workmanship and that it will remedy all defects due thereto and pay for all damages to other work resulting therefrom that shall appear within a period of one (1) year from the date at which Substantial Completion of the work is acknowledged in writing by Owner.

During this period, upon written notice, the undersigned will proceed with due diligence at the undersigned's expense to replace properly all defective materials and equipment and perform all labor necessary to correct all defects in the work.

In case the undersigned fails upon reasonable notice to remedy such defects, Owner may, in addition to and without limitation of any other rights or remedies Owner may have, furnish such materials or labor as are necessary to do so, and the undersigned shall reimburse Owner fully and promptly upon demand.

Guarantees from Contractor shall be supported by individual guarantees from each trade or subcontractor and manufacturer or supplier covering work performed and material and equipment.

All materials, fixtures, appliances, equipment and other items requiring excessive servicing during the guarantee period will be considered defective and shall be made good, replaced and/or corrected to the satisfaction of Owner, under the terms of this letter.

Owner shall have the right to assign its rights and remedies under this guarantee to any successor owner of the Project.

The furnishing of the above guarantee and all other special guarantees required by the Contract Documents shall be a condition precedent to payment of retainage.


                                        -----------------------------------
                                        Signature of Contractor



                                        -----------------------------------


          (Notarized)

                                    GUARANTY
                                    --------

CMGI, Inc. hereby guarantees the payment and performance by Tenant of its obligations under the foregoing Contract, subject to, and in accordance with, the terms and provisions thereof.

Notwithstanding anything to the contrary contained herein, this Guaranty and all of Guarantor's obligations and agreements hereunder shall terminate and be of no further force or effect immediately upon the closing of the sale of shares of common stock of NaviSite, Inc. in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended.


                                        CMGI, INC.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                 Schedule 13.10


                       Dedicated employees of Contractor:


          Project Manager:                 Craig DeBrine

          Project Superintendent:          Kevin Brittner

          Project Executive:               Mario Wijtman

          General Superintendent:          Jeffe Fyffe

          Project Engineer:                Neil Netzer

                                    GUARANTY
                                    --------


     Reference is hereby made to that certain Construction Agreement dated as of June 14, 1999 by and between XL Construction ("Design/Builder") and NaviSite, Inc. ("Owner") (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

     CMGI, Inc. ("Guarantor") hereby guarantees the payment and performance by Owner of its obligations under the Agreement, subject to, and in accordance with, the terms and provisions thereof.

     Notwithstanding anything to the contrary contained herein, this Guaranty and all of Guarantor's obligations and agreements hereunder and under the Agreement shall terminate and be of no further force or effect immediately upon the closing of the initial public offering of shares of common stock of Owner pursuant to an effective registration statement under the Securities Act of 1933, as amended.


                                        CMGI, INC.


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

-----------------------------------------------------------------------------------------------------------------------------------
                                                    NaviSite General Conditions
                                                            Exhibit "B"
                                                              7/9/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                           XL DIRECT WORK
-----------------------------------------------------------------------------------------------------------------------------------
             DESCRIPTION                              LABOR                        MATERIAL/EQUIPMENT            TOTAL
-------------------------------------------------------------------------------------------------------------
UPS             TASK                 HR     QTY    UNIT   RATE   SUBTOTAL  QTY    UNIT   RATE        SUBTOTAL
-----------------------------------------------------------------------------------------------------------------------------------
SITE FACILITIES
-----------------------------------------------------------------------------------------------------------------------------------
1200  Jobsite Office Trailers         0      40     HR   $    38  $ 1,520    5     MO    $460         $ 2,300  $  3,820
-----------------------------------------------------------------------------------------------------------------------------------
1205  Storage Sheds                   0                  $     0  $     0    4     MO    $200         $   800  $    800
-----------------------------------------------------------------------------------------------------------------------------------
1210  Phones (Usage Only)             0                  $     0  $     0    5     MO    $800         $ 4,000  $  4,000
-----------------------------------------------------------------------------------------------------------------------------------
1210  Phones - set-up                 0                  $     0  $     0          LS    $700         $   700  $    700
-----------------------------------------------------------------------------------------------------------------------------------
1220  Jobsite Radios                  0                  $     0  $     0   15     MO    $ 65         $   975  $    975
-----------------------------------------------------------------------------------------------------------------------------------
1230  Utilities Usage                 0                  $     0  $     0   BY     OWNER $  0         $     0  $      0
-----------------------------------------------------------------------------------------------------------------------------------
1240  Water and Sewer                 0                  $     0  $     0   BY     OWNER $  0         $     0  $      0
-----------------------------------------------------------------------------------------------------------------------------------
1250  Copier and Fax                  0                  $     0  $     0    5     MC    $550         $ 2,750  $  2,750
-----------------------------------------------------------------------------------------------------------------------------------
1260  Computers and Printers          0                  $     0  $     0   IN     RATES $  0         $     0  $      0
-----------------------------------------------------------------------------------------------------------------------------------
      Reproductions (SHOP DWGS
1270  ONLY)                           0                  $     0  $     0    4     MO    $250         $ 1,000  $  1,000
-----------------------------------------------------------------------------------------------------------------------------------
1280  Postage and Courier             0                  $     0  $     0    4     MO    $500         $ 2,000  $  2,000
-----------------------------------------------------------------------------------------------------------------------------------
1290  Office Supplies                 0                  $     0  $     0    4     MO    $350         $ 1,400  $  1,400
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                       $ 1,520                             $15,925  $ 17,445
-----------------------------------------------------------------------------------------------------------------------------------
SUPERVISION/PROJECT MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------------
1300  Project Executive-WILTMAN       0      20     WK   $ 1,680  $33,600    0           $  0         $     0  $ 33,600
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
1310  Project Manager-DEBRINE         0      20   WK   $2,400  $ 48,000    0         $  0  $     0  $ 48,000
------------------------------------------------------------------------------------------------------------
1320  Project Engineer-NETZER         0      22   WK   $1,600  $ 35,200    0         $  0  $     0  $ 35,200
------------------------------------------------------------------------------------------------------------
1330  Project Coordinator-FULLTIME    0      20   WK   $1,200  $ 24,000    0         $  0  $     0  $ 24,000
------------------------------------------------------------------------------------------------------------
1350  General Supt. dy/wk - FYFFE     0      17   WK   $  480  $  8,160    0         $  0  $     0  $  8,160
------------------------------------------------------------------------------------------------------------
1350  General Superintendent-BRITTNER -      17   WK   $2,080  $ 35,360    0         $  0  $     0  $ 35,360
------------------------------------------------------------------------------------------------------------
      TOTAL                                                    $184,320                    $     0  $184,320
------------------------------------------------------------------------------------------------------------
SAFETY
------------------------------------------------------------------------------------------------------------
1400  Safety Engineer                 0       4  TRPS  $  300   $ 1,200    0         $  0  $     0  $  1,200
------------------------------------------------------------------------------------------------------------
1410  Safety Coordinator              0      17   WK   $  608   $10,336    4   MO    $600  $ 2,400  $ 12,736
------------------------------------------------------------------------------------------------------------
1420                                  0                $   50   $          0         $  0  $     0  $      0
------------------------------------------------------------------------------------------------------------
      TOTAL                                                     $ 11,536                   $ 2,400  $ 13,936
------------------------------------------------------------------------------------------------------------
DEBRIS REMOVAL
------------------------------------------------------------------------------------------------------------
1500  Interim Cleaning                0  COST OF WORK  $   32   $      0   0         $  0  $     0  $      0
------------------------------------------------------------------------------------------------------------
1510  Debris Boxes                    0  COST OF WORK  $   32   $      0   0         $  0  $     0  $      0
------------------------------------------------------------------------------------------------------------
      TOTAL                                                     $      0                   $     0  $      0
------------------------------------------------------------------------------------------------------------
TEMPORARY FACILITIES
------------------------------------------------------------------------------------------------------------
1600  Temporary Toilets               0                $   38   $      0  20   MC    $200  $ 4,000  $  4,000
------------------------------------------------------------------------------------------------------------
1610  Temporary Fence                 0  COST OF WORK  $   38   $      0   0         $  0  $     0  $      0
------------------------------------------------------------------------------------------------------------
1620  Temporary Power & Lighting      0    BY     OB   $   38   $      0   0         $  0  $     0  $      0
------------------------------------------------------------------------------------------------------------
                                          NOT
1630  Winter Weather                  0   REQ          $   38   $      0   0         $  0  $     0  $      0
------------------------------------------------------------------------------------------------------------
      TOTAL                                                     $      0                   $ 4,000  $  4,000
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
BONDS
-------------------------------------------------------------------------------------------------------------
                                          NOT
1700  Bonds                           0   REQ           $    0   $     0    0      $     0  $     0  $      0
-------------------------------------------------------------------------------------------------------------
      TOTAL                                                      $     0                    $     0  $      0
-------------------------------------------------------------------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------
1800  Liability Insurance             0   COST OF WORK  $    0   $     0    0      $0.0075  $     0  $      0
-------------------------------------------------------------------------------------------------------------
1800  Builders Risk Insurance         0   COST OF WORK  $    0   $     0    0      $ 0.000  $     0  $      0
-------------------------------------------------------------------------------------------------------------
      TOTAL                                                      $     0                    $     0  $
-------------------------------------------------------------------------------------------------------------
TOTAL OF ALL "GC" COSTS ABOVE                                                                        $219,701
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                            NaviSite San Jose Data Center                              June 22, 1999
JOB #2031                                 Design and Construction Schedule         Exhibit "C"               Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID    Task Name                                                     Dura-     Start         Finish     Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
  1   PRECONSTRUCTION                                                119d   Mon 4/26/99  Tue 10/12/99
-------------------------------------------------------------------------------------------------------------------
  2   PLANNING DEPARTMENT SUBMISSIONS                                 22d   Mon 5/24/99   Wed 6/23/99
-------------------------------------------------------------------------------------------------------------------
  3   Equipment Yard                                                  22d   Mon 5/24/99   Wed 6/23/99
-------------------------------------------------------------------------------------------------------------------
  4   DGA Prepare Equipment Yard Submission Package                    7d   Mon 5/24/99    Wed 6/2/99            92
-------------------------------------------------------------------------------------------------------------------
  5   Planning Department Review                                       5d    Thu 6/3/99    Wed 6/9/99             4
-------------------------------------------------------------------------------------------------------------------
  6   DGA Respond to Comments/Re-Submit                               10d   Thu 6/10/99   Wed 6/23/99             5
-------------------------------------------------------------------------------------------------------------------
  7   Planning Department Approval                                     0d   Wed 6/23/99   Wed 6/23/99             6
-------------------------------------------------------------------------------------------------------------------
  8   PERMIT AND BID PACKAGE DOCUMENT DEVELOPMENT                     75d   Wed 4/28/99   Thu 8/12/99
-------------------------------------------------------------------------------------------------------------------
  9   PACKAGE #1:  STRUCTURAL & UNDERSLAB MEP                         61d   Thu 4/29/99   Mon 7/26/99
-------------------------------------------------------------------------------------------------------------------
 10   Seismic Upgrade                                                 22d   Thu 4/29/99   Fri 5/28/99
-------------------------------------------------------------------------------------------------------------------
 11   SEI Perform Seismic Upgrade Conceptual Analysis                  9d   Thu 4/29/99   Tue 5/11/99
-------------------------------------------------------------------------------------------------------------------
 12   XL Prepare Conceptual Budgets                                    1d   Wed 5/12/99   Wed 5/12/99            11
-------------------------------------------------------------------------------------------------------------------
 13   NaviSite Review/Approve 1.25 Importance Factor                   2d   Thu 5/13/99   Fri 5/14/99            12
-------------------------------------------------------------------------------------------------------------------
 14   SEI Develop Seismic Upgrade Design                              10d   Mon 5/17/99   Fri 5/28/99            13
-------------------------------------------------------------------------------------------------------------------
 15   MEP & Elevator Driven Structural Design                         37d    Mon 5/3/99   Wed 6/23/99
-------------------------------------------------------------------------------------------------------------------
 16   XL Provide Preliminary Elevator Dimensions                       1d    Mon 5/3/99    Mon 5/3/99           174
-------------------------------------------------------------------------------------------------------------------
 17   CEI Size Ductbank Footing Penetration                            1d    Tue 5/4/99    Tue 5/4/99            53
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                            NaviSite San Jose Data Center                              June 22, 1999
JOB #2031                                 Design and Construction Schedule         Exhibit "C"               Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID    Task Name                                                     Dura-     Start         Finish     Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
 18  Therma Provide Preliminary Rooftop Equipment Weight &             1d   Wed  6/9/99    Wed 6/9/99      63FS-4d,
     F                                                                                                      64FS-4d
-------------------------------------------------------------------------------------------------------------------
 19  SEI Develop Structural Designs                                   14d   Fri  6/4/99    Wed6/23/99   17,18FS-4d,
                                                                                                                 16
-------------------------------------------------------------------------------------------------------------------
 20  Underslab MEP                                                    45d   Fri 5/21/99    Mon7/26/99
-------------------------------------------------------------------------------------------------------------------
 21  CEI Prepare Underslab Conduit Plan                                7d   Mon 5/24/99    Wed 6/2/99         31,92
-------------------------------------------------------------------------------------------------------------------
 22  Therma/DGA Prepare Bathroom Fixture Layout                        5d   Fri 5/21/99   Thu 5/27/99       33FS-8d
-------------------------------------------------------------------------------------------------------------------
 23  NaviSite Review & Approve Bathroom Fixture Layout                 2d   Fri 5/28/99   Tue  6/1/99            22
-------------------------------------------------------------------------------------------------------------------
 24  Therma Prepare Underslab Plumbing Plan                            5d    Wed 6/2/99    Tue 6/8/99            23
-------------------------------------------------------------------------------------------------------------------
 25  Team Issue Structural & Underslab Permit Docs                     0d   Wed 6/23/99   Wed 6/23/99     14,19,24,
                                                                                                                 21
-------------------------------------------------------------------------------------------------------------------
 26  Team Issue Structural & Underslab CD's                            0d   Mon 7/26/99   Mon 7/26/99           102
-------------------------------------------------------------------------------------------------------------------
 27  PACKAGE #2:  INTERIOR TI BUILDOUT                                69D   Wed 4/28/99    Wed 8/4/99
-------------------------------------------------------------------------------------------------------------------
 28  Interior Architectural Design                                    55d   Wed 4/28/99   Thu 7/15/99
-------------------------------------------------------------------------------------------------------------------
 29  Data Center (First Floor)                                        55d   Wed 4/28/99   Thu 7/15/99
-------------------------------------------------------------------------------------------------------------------
 30  NaviSite Provide Raised Floor Load Requirements                   5d   Wed 4/28/99    Tue 5/4/99
-------------------------------------------------------------------------------------------------------------------
 31  CEI Prepare Preliminary Battery & Electrical Room Lay            12d   Thu 4/29/99   Fri 5/14/99
-------------------------------------------------------------------------------------------------------------------
 32  Visnick & Caulfield Prepare Schematic Floor Plan                 12d   Thu 4/29/99   Fri 5/14/99
-------------------------------------------------------------------------------------------------------------------
 33  NaviSite Review & Approve Schematic Floor Plan
-------------------------------------------------------------------------------------------------------------------
 34  NOC Programming/Schematic Design                                  5w   Mon 5/10/99   Mon 6/14/99
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                            NaviSite San Jose Data Center                              June 22, 1999
JOB #2031                                 Design and Construction Schedule         Exhibit "C"               Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID    Task Name                                                     Dura-     Start         Finish     Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
 35  DGA Prepare Access Floor Layout & Specs for Bid                   2d    Tue 6/8/99    Wed 6/9/99    33FS+3d,30
                                                                                                                F+5
-------------------------------------------------------------------------------------------------------------------
 36  Finalize & Detail NOC Design                                    2.5w   Tue 6/15/99    Thu 7/1/99            34
-------------------------------------------------------------------------------------------------------------------
 37  DGA Prepare DD Docs                                              10d   Wed 5/26/99    Wed 6/9/99         33FS-
                                                                                                         10d,34FS-1
-------------------------------------------------------------------------------------------------------------------
 38  DD Fly Spec Document Review                                       1d   Thu 6/10/99   Thu 6/10/99            37
-------------------------------------------------------------------------------------------------------------------
 39  DGA Prepare Permit Docs                                          11d   Fri 6/11/99   Fri 6/25/99            38
-------------------------------------------------------------------------------------------------------------------
 40  DGA Complete CD's                                                 7d   Mon 6/28/99    Wed 7/7/99            39
-------------------------------------------------------------------------------------------------------------------
 41  CD Fly Speck Document Review                                      1d    Thu 7/8/99    Thu 7/8/99            40
-------------------------------------------------------------------------------------------------------------------
 42  DGA Incorporate Fly Speck Comments                                5d    Fri 7/9/99   Thu 7/15/99            41
-------------------------------------------------------------------------------------------------------------------
 43  Administrative Spaces (Second Floor)                             54d   Thu 4/29/99   Thu 7/15/99
-------------------------------------------------------------------------------------------------------------------
 44  Visnick & Caulfield Prepare Schematic Floor Plan                 18d   Thu 4/29/99   Mon 5/24/99
-------------------------------------------------------------------------------------------------------------------
 45  NaviSite Review & Approve Schematic Floor Plan                    6d   Tue 5/25/99    Wed 6/2/99            44
-------------------------------------------------------------------------------------------------------------------
 46  DGA Prepare DD Docs                                              10d   Wed 5/26/99    Wed 6/9/99       45FS-5d
-------------------------------------------------------------------------------------------------------------------
 47  DD Fly Spec Document Review                                       1d   Thu 6/10/99   Thu 6/10/99         46,77
-------------------------------------------------------------------------------------------------------------------
 48  DGA Prepare Permit Docs                                          10d   Fri 6/11/99   Thu 6/25/99            47
-------------------------------------------------------------------------------------------------------------------
 49  CD Fly Speck Document Review                                      1d    Thu 7/8/99    Thu 7/8/99    48,78,41SS
-------------------------------------------------------------------------------------------------------------------
 50  DGA Incorporate Fly Speck Comments                                5d    Fri 7/9/99   Thu 7/15/99            49
-------------------------------------------------------------------------------------------------------------------
 51  MEP Design                                                       68d   Thu 4/29/99    Wed 8/4/99
-------------------------------------------------------------------------------------------------------------------
 52  Electrical Equipment Selection                                   41d   Thu 4/29/99       4/25/99
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                                NaviSite San Jose Data Center                          June 22, 1999
JOB #2031                                    Design and Construction Schedule        Exhibit "C"             Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                      Dura-     Start         Finish     Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
 53  CEI Prepare Schematic Electrical Design Concepts                   3d  Thu 4/29/99    Mon 5/3/99
-------------------------------------------------------------------------------------------------------------------
 54  NaviSite Review & Approve                                         3d    Tue 5/4/99    Thu 5/6/99            53
-------------------------------------------------------------------------------------------------------------------
 55  CEI Prepare Specifications & Equipment Bid Packages               5d    Fri 5/7/99   Thu 5/13/99            54
-------------------------------------------------------------------------------------------------------------------
 56  Electrical Equipment Bid Period                                   1w   Fri 5/14/99   Thu 5/20/99            55
-------------------------------------------------------------------------------------------------------------------
 57  CEI Review & Analyze Equipment Bids                               3d   Fri 5/21/99   Tue 5/25/99            56
-------------------------------------------------------------------------------------------------------------------
 58  Fuel Oil Storage Tanks/Pumps Bid Period                           3w   Fri 5/28/99   Fri 6/18/99       54FS+3w
-------------------------------------------------------------------------------------------------------------------
 59  CEI Review & Analyze Fuel Oil Bids                                5d   Mon 6/21/99   Fri 6/25/99            58
-------------------------------------------------------------------------------------------------------------------
 60  Mechanical Equipment Selection                                   40d   Thu 4/29/99   Fri 6/25/99
-------------------------------------------------------------------------------------------------------------------
 61  Therma Prepare Admin. Space Mechanical Concepts                  30d    Mon 5/3/99   Mon 6/14/99
-------------------------------------------------------------------------------------------------------------------
 62  NaviSite Review & Select Admin. Space Design Conce               20d   Mon 5/24/99   Mon 6/21/99      61FS-15d
-------------------------------------------------------------------------------------------------------------------
 63  Therma Size & Specify Computer Room HVAC Units                   15d   Fri 4/30/99   Thu 5/20/99
-------------------------------------------------------------------------------------------------------------------
 64  Therma Size Admin. Space Equipment & Prepare Spec                 5d    Tue 6/8/99   Mon 6/14/99      62FS-10d
-------------------------------------------------------------------------------------------------------------------
 65  Computer Room Units Bid Period                                    1w   Fri 5/21/99   Thu 5/27/99            63
-------------------------------------------------------------------------------------------------------------------
 66  Therma Review & Analyze Computer Room HVAC Unit                  15d   Fri 5/28/99   Fri 6/18/99            65
-------------------------------------------------------------------------------------------------------------------
 67  Admin. Space Equipment Bid Period                                 1w   Tue 6/15/99   Mon 6/21/99            64
-------------------------------------------------------------------------------------------------------------------
 68  Therma Review & Analyze admin. Space Equipment Bid                4d   Tue 6/22/99   Fri 6/25/99            67
-------------------------------------------------------------------------------------------------------------------
 69  Data Center MEP Design (First Floor)                             54d   Thu 4/29/99   Thu 7/15/99
-------------------------------------------------------------------------------------------------------------------
 70  Therma/CEI Prepare Schematic Plan & RCP Drawing:                 10d   Thu 4/29/99   Wed 5/12/99
-------------------------------------------------------------------------------------------------------------------
 71  NaviSite Review & Approve                                         3d   Thu 5/13/99   Mon 5/17/99            70
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                                NaviSite San Jose Data Center                          June 22, 1999
JOB #2031                                    Design and Construction Schedule        Exhibit "C"             Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                      Dura-     Start         Finish     Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
 72  Therma/CEI Prepare DD Docs                                        7d    Tue 6/1/99    Wed 6/9/99       71,37FF
-------------------------------------------------------------------------------------------------------------------
 73  DD Fly Speck Document Review                                      1d   Thu 6/10/99   Thu 6/10/99       38SS,72
-------------------------------------------------------------------------------------------------------------------
 74  Therma/CEI Prepare Permit Docs                                   10d   Fri 6/11/99   Thu 6/24/99            73
-------------------------------------------------------------------------------------------------------------------
 75  Therma/CEI Incorporate Fly-Speck Comments                         5d    Fri 7/9/99   Thu 7/15/99            41
-------------------------------------------------------------------------------------------------------------------
 76  Administrative Spaces (Second Floor)                             54d   Thu 4/29/99   Thu 7/15/99
-------------------------------------------------------------------------------------------------------------------
 77  Therma/CEI Prepare DD Docs                                        5d    Thu 6/3/99    Wed 6/9/99       45,46FF
-------------------------------------------------------------------------------------------------------------------
 78  Therma/CEI Prepare Permit Docs                                    5d   Fri 6/11/99   Thu 6/17/99            47
-------------------------------------------------------------------------------------------------------------------
 79  Team Issue Interior TI Buildout Permit Docs                       0d   Fri 6/25/99   Fri 6/25/99   39,48,74,78
-------------------------------------------------------------------------------------------------------------------
 80  Therma/CEI Incorporate Fly-Speck Comments                         5d    Fri 7/9/99   Thu 7/15/99            49
-------------------------------------------------------------------------------------------------------------------
 81  Team Issue Interior TI Buildout Permit CD's                       0d    Wed 8/4/99   Wed. 8/4/99  42,50,75,80,
                                                                                                               107
-------------------------------------------------------------------------------------------------------------------
 82  PACKAGE #3:  SITE (Includes Equipment Yard)                      75d   Wed 4/28/99   Thu 8/12/99
-------------------------------------------------------------------------------------------------------------------
 83  Site Utilities                                                   52d   Thu 4/29/99   Tue 7/13/99
-------------------------------------------------------------------------------------------------------------------
 84  CEI Prepare Site Electrical Plan                                  7d   Thu 4/29/99    Fri 5/7/99
-------------------------------------------------------------------------------------------------------------------
 85  CEI Obtain P.G.&E. Approval                                      35d   Mon 5/10/99   Mon 6/28/99            84
-------------------------------------------------------------------------------------------------------------------
 86  Therma/CEI Identify Conflicts w/Existing UG Natural Gas           1d    Tue 7/6/99    Tue 7/6/99            95
-------------------------------------------------------------------------------------------------------------------
 87  Allied/CEI Identify Conflicts w/Existing Site Fire Loop           1d    Tue 7/6/99    Tue 7/6/99            95
-------------------------------------------------------------------------------------------------------------------
 88  Therma Prepare Revised Natural Gas Plan                           5d    Wed 7/7/99   Tue 7/13/99            86
-------------------------------------------------------------------------------------------------------------------
 89  Allied Prepare Revised Site Fire Loop Plan                        5d    Wed 7/7/99   Tue 7/13/99            87
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                                NaviSite San Jose Data Center                          June 22, 1999
JOB #2031                                    Design and Construction Schedule        Exhibit "C"             Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                      Dura-     Start         Finish     Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
 90  Equipment Yard                                                   75d   Wed 4/28/99   Thu 8/12/99
-------------------------------------------------------------------------------------------------------------------
 91  Team Prepare Preliminary Configuration and Location for E         3d   Wed 4/28/99   Fri 4/30/99
-------------------------------------------------------------------------------------------------------------------
 92  CEI/Therma prepare Preliminary Yard Layout                       15d    Mon 5/3/99   Fri 5/12/99            91
-------------------------------------------------------------------------------------------------------------------
 93  NaviSite Review & Approve                                         3d   Mon 5/24/99   Wed 5/26/99            92
-------------------------------------------------------------------------------------------------------------------
 94  DGA/CEI Develop Slab & Enclosure Design                          20d   Mon 5/24/99   Mon 6/21/99            92
-------------------------------------------------------------------------------------------------------------------
 95  CEI/Therma Finalize Equipment & Piping Layout                     5d   Mon 6/28/99    Tue 7/2/99   93,197,204,
                                                                                                              211,2
-------------------------------------------------------------------------------------------------------------------
 96  Team Issue Site Permit Docs                                       0d   Tue 7/13/99   Tue 7/13/99  85,88,89,94,
                                                                                                                 95
-------------------------------------------------------------------------------------------------------------------
 97  Team Issue Site CD's                                              0d   Thu 8/12/99   Thu 8/12/99           112
-------------------------------------------------------------------------------------------------------------------
 98  PERMITS                                                          35d   Wed 6/23/99   Thu 8/12/99
-------------------------------------------------------------------------------------------------------------------
 99  Package #1 - STRUCTURAL AND UNDERSLAB MEP PERMIT                 22d   Wed 6/23/99   Mon 7/26/99
-------------------------------------------------------------------------------------------------------------------
100  Submit Permit Docs to the City                                    0d   Wed 6/23/99   Wed 6/23/99            25
-------------------------------------------------------------------------------------------------------------------
101  City Review                                                      15d   Thu 6/24/99   Thu 7/15/99           100
-------------------------------------------------------------------------------------------------------------------
102  Design Team Respond to Comments & Re-Submit                       7d   Fri 7/16/99   Mon 7/26/99           101
-------------------------------------------------------------------------------------------------------------------
103  Structural & Underslab MEP Permit Issued                          0d   Mon 7/26/99   Mon 7/26/99           102
-------------------------------------------------------------------------------------------------------------------
104  Package #2 - INTERIOR TI BUILDOUT PERMIT                         27d   Fri 6/25/99    Wed 8/4/99
-------------------------------------------------------------------------------------------------------------------
105  Submit Permit Docs to the City                                    0d   Wed 6/25/99   Fri 6/25/99            79
-------------------------------------------------------------------------------------------------------------------
106  City Review                                                      20d   Mon 6/28/99   Mon 7/26/99           105
-------------------------------------------------------------------------------------------------------------------
107  Design Team Respond to Comments & Re-Submit                       7d   Tue 7/27/99    Wed 8/4/99           106
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                  NaviSite San Jose Data Center                                        June 22, 1999
JOB #2031                      Design and Construction Schedule              Exhibit "C"                     Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                      Dura-      Start         Finish    Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
108  Interior Permit Issued                                            0d    Wed 8/4/99    Wed 8/4/99           107
-------------------------------------------------------------------------------------------------------------------
109  Package #3 - SITE (Including Equipment Yard) PERMIT              22d   Tue 7/13/99   Thu 8/12/99
-------------------------------------------------------------------------------------------------------------------
110  Submit Permit Docs to the City                                    0d   Tue 7/13/99   Tue 7/13/99            96
-------------------------------------------------------------------------------------------------------------------
111  City Review                                                      15d   Wed 7/14/99    Tue 8/3/99           110
-------------------------------------------------------------------------------------------------------------------
112  Design Team Respond to Comments & Re-Submit                       7d    Wed 8/4/99   Thu 8/12/99           111
-------------------------------------------------------------------------------------------------------------------
113  Interior Permit Issued                                            0d   Thu 8/12/99   Thu 8/12/99           112
-------------------------------------------------------------------------------------------------------------------
114  BUDGET AND GMP DEVELOPMENT                                       64d   Tue 6/22/99   Tue 9/21/99
-------------------------------------------------------------------------------------------------------------------
115  CONCEPTUAL BUDGET                                                 8d   Tue 6/22/99    Thu 7/1/99
-------------------------------------------------------------------------------------------------------------------
116  XL Prepare and Submit Conceptual Budget                           5d   Tue 6/22/99   Mon 6/28/99      13,19FS-
                                                                                                           10d,84,9
-------------------------------------------------------------------------------------------------------------------
117  NaviSite Review and Approve Conceptual Budget                     4d   Tue 6/29/99    Thu 7/1/99           116
-------------------------------------------------------------------------------------------------------------------
118  D.D. BUDGET                                                       9d   Fri 6/25/99    Thu 7/8/99
-------------------------------------------------------------------------------------------------------------------
119  XL Prepare and Submit D.D. Budget                                 5d   Fri 6/25/99    Thu 7/1/99
-------------------------------------------------------------------------------------------------------------------
120  NaviSite Review and Approve D.D. Budget                           4d    Fri 7/2/99    Thu 7/8/99           119
-------------------------------------------------------------------------------------------------------------------
121  Cost-Plus Budget                                                 40d   Tue 7/27/99    Tue 9/2199
-------------------------------------------------------------------------------------------------------------------
122  XL Prepare Bid package #1 (Struct./UG) Bid Documents              5d   Tue 7/27/99    Mon 8/2/99            26
-------------------------------------------------------------------------------------------------------------------
123  Bid Package #1 Bid Period                                         2w    Tue 8/3/99   Mon 8/16/99           122
-------------------------------------------------------------------------------------------------------------------
124  XL/NaviSite Review and Approve Low Bidders                        2d    Tue 8/1799   Wed 8/18/99           123
-------------------------------------------------------------------------------------------------------------------
125  XL Prepare Bid package #2 (Interior TI) Bid Documents             5d    Thu 8/5/99   Wed 8/11/99            81
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                  NaviSite San Jose Data Center                                        June 22, 1999
JOB #2031                      Design and Construction Schedule              Exhibit "C"                     Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                      Dura-      Start         Finish    Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
126  Bid Package #2 Bid Period                                         2w   Thu 8/12/99   Wed 8/25/99           125
-------------------------------------------------------------------------------------------------------------------
127  XL/NaviSite Review & Approve Low Bidders                          2d   Thu 8/26799   Fri 8/27/99           126
-------------------------------------------------------------------------------------------------------------------
128  XL Prepare Bid package #3 (Site) Bid Documents                    5d   Fri 8/13/99   Thu 8/19/99            97
-------------------------------------------------------------------------------------------------------------------
129  Bid Package #3 Bid Period                                         2w   Fri 8/20/99    Thu 9/2/99           128
-------------------------------------------------------------------------------------------------------------------
130  XL/NaviSite Review and Approve Low Bidders                        2d    Fri 9/3799    Tue 9/7/99           129
-------------------------------------------------------------------------------------------------------------------
131  XL Prepare & Submit GMP                                           5d    Wed 9/8/99   Tue 9/14/99   124,130,127
-------------------------------------------------------------------------------------------------------------------
132  XL/NaviSite Review & Approve GMP                                  5d    Wed 9/15799  Tue 9/21/99           131
-------------------------------------------------------------------------------------------------------------------
133  LONG LEAD PROCUREMENT                                           119d   Mon 4/26/99  Tue 10/12/99
-------------------------------------------------------------------------------------------------------------------
134  FM - 200 FIRE PROTECTION SYSTEM                                  64d    Mon 5/3/99    Mon 8/2/99
-------------------------------------------------------------------------------------------------------------------
135  XL Prepare FM-200 System Contractor Bid Analysis Package         15d    Mon 5/3/99   Fri 5/21/99
-------------------------------------------------------------------------------------------------------------------
136  NaviSite Review & Approve FM-200 Bid Analysis Package             3d    Mon 5/2499   Wed 5/26/99           135
-------------------------------------------------------------------------------------------------------------------
137  XL Issue FM-200 Subcontract                                       3d   Thu 5/27/99    Tue 6/1/99           136
-------------------------------------------------------------------------------------------------------------------
138  FM-200 Vendor Submittal Preparation & Design                      2w    Wed 6/2/99   Tue 6/15/99           137
-------------------------------------------------------------------------------------------------------------------
139  Design Team Review & Approve                                      3d    Wed 6/16799  Fri 6/18/99           138
-------------------------------------------------------------------------------------------------------------------
140  Procurement of FM-200/Preaction System Equipment                  6w   Mon 6/21/99    Mon 8/2/99           139
-------------------------------------------------------------------------------------------------------------------
141  RAISED ACCESS FLOOR                                              51d   Thu 6/10/99   Fri 8/20/99
-------------------------------------------------------------------------------------------------------------------
142  XL Bid Raised Access Floor                                        8d   Thu 6/10/99   Mon 6/21/99            35
-------------------------------------------------------------------------------------------------------------------
143  XL Submit Raised Floor Bid Analysis Package                       0d   Mon 6/21/99   Mon 6/21/99           142
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                  NaviSite San Jose Data Center                                        June 22, 1999
JOB #2031                      Design and Construction Schedule              Exhibit "C"                     Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                      Dura-      Start         Finish    Predecessors
                                                                    tion
-------------------------------------------------------------------------------------------------------------------
144  NaviSite Review & Approve Raised Floor Bid Analysis Package       2d   Tue 6/22799   Wed 6/23/99           143
-------------------------------------------------------------------------------------------------------------------
145  XL Release Raised Floor Subcontractor                             1d   Thu 6/24/99   Thu 6/24/99           144
-------------------------------------------------------------------------------------------------------------------
146  Vendor Submittal Preparation                                      1w   Fri 6/25/99    Thu 7/1/99           145
-------------------------------------------------------------------------------------------------------------------
147  DGA Review & Approve Raised Floor Product Data                    1w    Fri 7/2/99    Fri 7/9/99           146
-------------------------------------------------------------------------------------------------------------------
148  Delivery of Raised Floor Material                                 6w   Mon 7/12/99   Fri 8/20/99           147
-------------------------------------------------------------------------------------------------------------------
149  PACKAGED AIR HANDLING UNITS (Admin. Space)                       45d   Fri 6/25/99   Mon 8/30/99
-------------------------------------------------------------------------------------------------------------------
150  Therma Submit A.H.U. Package for Approval                         0d   Fri 6/25/99   Fri 6/25/99            68
-------------------------------------------------------------------------------------------------------------------
151  NaviSite Review & Approve A.H.U. Bid Analysis Package             2d   Mon 6/28/99   Tue 6/29/99           150
-------------------------------------------------------------------------------------------------------------------
152  Therma Issue P.O. for A.H.U.'s                                    1d   Wed 6/30/99   Wed 6/30/99           151
-------------------------------------------------------------------------------------------------------------------
153  Vendor Submittal Preparation                                      2w    Thu 7/1/99   Thu 7/15/99           152
-------------------------------------------------------------------------------------------------------------------
154  CEI/NaviSite Review & Approve                                     2d   Fri 7/16/99  Mon. 7/19/99           153
-------------------------------------------------------------------------------------------------------------------
155  Fabrication and Delivery of A.H.U.'s                              6w   Tue 7/20/99  Mon. 8/30/99           154
-------------------------------------------------------------------------------------------------------------------
156  OFFICE FURNITURE AND PARTITIONS                                  68d   Mon 5/10/99   Fri 8/13/99
-------------------------------------------------------------------------------------------------------------------
157  NaviSite Solicit Proposals & Select Vendor                        3w   Mon 5/10/99   Fri 5/28/99
-------------------------------------------------------------------------------------------------------------------
158  Vendor Product Data & Floor Plan Layout Preparation               2w    Tue 6/1/99   Mon 6/14/99           157
-------------------------------------------------------------------------------------------------------------------
159  NaviSite Review & Approve                                         3d   Tue 6/15/99   Thu 6/17/99           158
-------------------------------------------------------------------------------------------------------------------
160  Fabrication & Delivery                                            8w   Fri 6/18/99  Mon. 8/13/99           159
-------------------------------------------------------------------------------------------------------------------
161  UPS & PDU'S                                                      63d   Tue 5/25/99   Tue 5/24/99
-------------------------------------------------------------------------------------------------------------------
162  C.E.I. Submit Equipment Package for Approval                      0d   Tue 5/25/99   Tue 5/25/99            57
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                        NaviSite San Jose Data Center                                           June 22, 1999
JOB #2031                            Design and Construction Schedule                 Exhibit "C"                     Rev. 4
----------------------------------------------------------------------------------------------------------------------------
ID      Task Name                                                      Dura-     Start         Finish           Predecessors
                                                                       tion
----------------------------------------------------------------------------------------------------------------------------
163     NaviSite Review & Approve Equipment Bid Analysis Package          2d   Wed 5/26/99   Thu 5/27/99        162
----------------------------------------------------------------------------------------------------------------------------
164     C.E.I. Issue P.O. for Equipment                                   1d   Fri 5/28/99   Fri 5/28/99        163
----------------------------------------------------------------------------------------------------------------------------
165     Vendor Submittal Preparation                                      2w    Tue 6/1/99   Mon 6/14/99        164
----------------------------------------------------------------------------------------------------------------------------
166     CEI/NaviSite Review & Approve                                     2d   Tue 6/15/99   Wed 6/16/99        165
----------------------------------------------------------------------------------------------------------------------------
167     Fabrication & Delivery of Equipment                              12w    Tue 6/1/99   Tue 8/24/99        164
----------------------------------------------------------------------------------------------------------------------------
168     NOC EQUIPMENT                                                    65d   Thur 7/1/99   Mon 10/4/99
----------------------------------------------------------------------------------------------------------------------------
169     XL Solicit Proposals from NOC Equipment Vendors/Award           2.5w    Thu 7/1/99   Tue 7/20/99         36
----------------------------------------------------------------------------------------------------------------------------
170     Vendor Product Data & Shop Drawing Preparation & Approval       2.5w   Wed 7/21/99    Fri 8/6/99        169
----------------------------------------------------------------------------------------------------------------------------
171     "Big Screen" Wall Monitor Fabrication & Delivery                  8w    Fri 8/6/99   Mon 10/4/99        170
----------------------------------------------------------------------------------------------------------------------------
172     Console Fabrication & Delivery                                    8w    Fri 8/6/99   Mon 10/4/99        170
----------------------------------------------------------------------------------------------------------------------------
173     ELEVATORS                                                      91.5d   Mon 4/26/99    Thu 9/2/99
----------------------------------------------------------------------------------------------------------------------------
174     XL Solicit Elevator Cost & Technical Data                         5d   Mon 4/26/99   Fri 4/30/99
----------------------------------------------------------------------------------------------------------------------------
175     XL Submit Elevator Approval Package                               1d    Mon 5/3/99    Mon 5/3/99        174
----------------------------------------------------------------------------------------------------------------------------
176     DGA/VCA Review Elevator Technical Data                            2d    Tue 5/4/99    Wed 5/5/99        175
----------------------------------------------------------------------------------------------------------------------------
177     NaviSite Review & Approve Elevator Approval Package               2d    Tue 5/4/99    Wed 5/5/99        175
----------------------------------------------------------------------------------------------------------------------------
178     XL Release Elevator Subcontract                                   1d    Thu 5/6/99    Thu 5/6/99        176,177
----------------------------------------------------------------------------------------------------------------------------
179     Elevator Shop Drawings                                            2w    Fri 5/7/99   Thu 5/20/99        178
----------------------------------------------------------------------------------------------------------------------------
180     DGA Review & Approve Elevator Show Drawings                       5d   Fri 5/21/99   Thu 5/27/99        179
----------------------------------------------------------------------------------------------------------------------------
181     Fabrication and Delivery of Elevator                           13.5w   Fri 5/28/99    Thu 9/2/99        180
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                        NaviSite San Jose Data Center                                           June 22, 1999
JOB #2031                            Design and Construction Schedule                Exhibit "C"                      Rev. 4
----------------------------------------------------------------------------------------------------------------------------
ID      Task Name                                                      Dura-     Start         Finish           Predecessors
                                                                       tion
----------------------------------------------------------------------------------------------------------------------------
182     FUEL OIL SYSTEM                                                  33d   Fri 6/25/99   Thu 8/12/99
----------------------------------------------------------------------------------------------------------------------------
183     CEI Submit Fuel Oil Package for Approval                          0d   Fri 6/25/99   Fri 6/25/99         59
----------------------------------------------------------------------------------------------------------------------------
184     NaviSite Review & Approve Fuel Oil Bid Analysis Package           2d   Mon 6/28/99   Tue 6/29/99        183
----------------------------------------------------------------------------------------------------------------------------
185     CEI Issue P.O. for Fuel Oil System                                1d   Wed 6/30/99   Wed 6/30/99        184
----------------------------------------------------------------------------------------------------------------------------
186     Vendor Submittal Preparation                                      2w    Thu 7/1/99   Thu 7/15/99        185
----------------------------------------------------------------------------------------------------------------------------
187     CEI/NaviSite Review & Approve                                     2d   Fri 7/16/99   Mon 7/19/99        186
----------------------------------------------------------------------------------------------------------------------------
188     Fabrication & Delivery of Main Fuel Tanks                         6w    Thu 7/1/99   Thu 8/12/99        185
----------------------------------------------------------------------------------------------------------------------------
189     Fabrication & Delivery of Fuel Oil Pumps                          6w    Thu 7/1/99   Thu 8/12/99        185
----------------------------------------------------------------------------------------------------------------------------
190     Fabrication & Delivery of Day Tanks                               6w    Thu 7/1/99   Thu 8/12/99        185
----------------------------------------------------------------------------------------------------------------------------
191     Delivery of Leak Detection Panel & Materials                      6w    Thu 7/1/99   Thu 8/12/99        185
----------------------------------------------------------------------------------------------------------------------------
192     GENERATORS                                                       73d   Tue 5/25/99    Wed 9/8/99
----------------------------------------------------------------------------------------------------------------------------
193     C.E.I. Submit Equipment Package for Approval                      0d   Tue 5/25/99   Tue 5/25/99         57
----------------------------------------------------------------------------------------------------------------------------
194     NaviSite Review & Approve Equipment Bid Analysis Package          2d   Wed 5/26/99   Thu 5/27/99        193
----------------------------------------------------------------------------------------------------------------------------
195     C.E.I. Issue P.O. for Equipment                                   1d   Fri 5/28/99   Fri 5/28/99    193,194
----------------------------------------------------------------------------------------------------------------------------
196     Vendor Submittal Preparation                                      2w    Tue 6/1/99   Mon 6/14/99        195
----------------------------------------------------------------------------------------------------------------------------
197     CEI/NaviSite Review & Approve                                     2d   Tue 6/15/99   Wed 6/16/99        196
----------------------------------------------------------------------------------------------------------------------------
198     Fabrication & Delivery of Equipment                              14w    Tue 6/1/99    Wed 9/8/99        195
----------------------------------------------------------------------------------------------------------------------------
199     DOUBLE-ENDED SUBSTATION                                          73d   Tue 5/25/99    Wed 9/8/99
----------------------------------------------------------------------------------------------------------------------------
200     C.E.I. Submit Equipment Package for Approval                      0d   Tue 5/25/99   Tue 5/25/99         57
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                        NaviSite San Jose Data Center                                           June 22, 1999
JOB #2031                            Design and Construction Schedule                 Exhibit "C"                     Rev. 4
----------------------------------------------------------------------------------------------------------------------------
ID      Task Name                                                      Dura-      Start         Finish          Predecessors
                                                                       tion
----------------------------------------------------------------------------------------------------------------------------
201     NaviSite Review & Approve Equipment Bid Analysis Package          2d   Wed 5/26/99   Thu 5/27/99        200
----------------------------------------------------------------------------------------------------------------------------
202     C.E.I. Issue P.O. for Equipment                                   1d   Fri 5/28/99   Fri 5/28/99        201
----------------------------------------------------------------------------------------------------------------------------
203     Vendor Submittal Preparation                                      2w    Tue 6/1/99   Mon 6/14/99        202
----------------------------------------------------------------------------------------------------------------------------
204     CEI/NaviSite Review & Approve                                     3d   Tue 6/15/99   Thu 6/17/99        203
----------------------------------------------------------------------------------------------------------------------------
205     Fabrication & Delivery of Equipment                              14w    Tue 6/1/99    Wed 9/8/99        202
----------------------------------------------------------------------------------------------------------------------------
206     21KV TO F80V TRANSFORMERS                                        73d   Tue 5/25/99    Wed 9/8/99
----------------------------------------------------------------------------------------------------------------------------
207     C.E.I. Submit Equipment Package for Approval                      0d   Tue 5/25/99   Tue 5/25/99         57
----------------------------------------------------------------------------------------------------------------------------
208     NaviSite Review & Approve Equipment Bid Analysis Package          2d   Wed 5/26/99   Thu 5/27/99        207
----------------------------------------------------------------------------------------------------------------------------
209     C.E.I. Issue P.O. for Equipment                                   1d   Fri 5/28/99   Fri 5/28/99        208
----------------------------------------------------------------------------------------------------------------------------
210     Vendor Submittal Preparation                                      2w    Tue 6/1/99   Mon 6/14/99        209
----------------------------------------------------------------------------------------------------------------------------
211     CEI/NaviSite Review & Approve                                     3d   Tue 6/15/99   Thu 6/17/99        210
----------------------------------------------------------------------------------------------------------------------------
212     Fabrication & Delivery of Equipment                              14w    Tue 6/1/99    Wed 9/8/99        209
----------------------------------------------------------------------------------------------------------------------------
213     PARALLELING GEAR & ATS'                                          73d   Tue 5/25/99    Wed 9/8/99
----------------------------------------------------------------------------------------------------------------------------
214     C.E.I. Submit Equipment Package for Approval                      0d   Tue 5/25/99   Tue 5/25/99         57
----------------------------------------------------------------------------------------------------------------------------
215     NaviSite Review & Approve Equipment Bid Analysis Package          1d   Wed 5/26/99   Thu 5/26/99        214
----------------------------------------------------------------------------------------------------------------------------
216     C.E.I. Issue P.O. for Equipment                                   2d   Fri 5/27/99   Fri 5/28/99        215
----------------------------------------------------------------------------------------------------------------------------
217     Vendor Submittal Preparation                                      2w    Tue 6/1/99   Mon 6/14/99        216
----------------------------------------------------------------------------------------------------------------------------
218     CEI/NaviSite Review & Approve                                     3d   Tue 6/15/99   Thu 6/17/99        217
----------------------------------------------------------------------------------------------------------------------------
219     Fabrication & Delivery of Equipment                              14w    Tue 6/1/99    Wed 9/8/99        216
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                         NaviSite San Jose Data Center                                 June 22, 1999
JOB #2031                              Design and Construction Schedule           Exhibit "C"                Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                     Duration    Start        Finish     Predecessors
-------------------------------------------------------------------------------------------------------------------
220  COMPUTER ROOM UNITS                                              75d   Fri 6/25/99  Tue 10/12/99
-------------------------------------------------------------------------------------------------------------------
221  Therma Submit Computer Room Units Package for Approval            0d   Fri 6/25/99   Fri 6/25/99            68
-------------------------------------------------------------------------------------------------------------------
222  NaviSite Review & Approve Computer Room Unit Bid Analysis         2d   Mon 6/28/99   Tue 6/29/99           221
     Package
-------------------------------------------------------------------------------------------------------------------
223  Therma Issue P.O. for Computer Room Unit                          1d   Wed 6/30/99   Wed 6/30/99           222
-------------------------------------------------------------------------------------------------------------------
224  Vendor Submittal Preparation                                      2w    Thu 7/1/99   Thu 7/15/99           223
-------------------------------------------------------------------------------------------------------------------
225  CEI/NaviSite Review & Approve                                     2d   Fri 7/16/99   Mon 7/19/99           224
-------------------------------------------------------------------------------------------------------------------
226  Fabrication & Delivery of Equipment                              12w   Tue 7/20/99  Tue 10/12/99           225
-------------------------------------------------------------------------------------------------------------------
227  DOORS/FRAMES/HARDWARE                                          50.5d   Fri 7/16/99   Mon 9/27/99
-------------------------------------------------------------------------------------------------------------------
228  XL Solicit D/F/H/Bids                                           1.5w   Fri 7/16/99   Tue 7/27/99         42,50
-------------------------------------------------------------------------------------------------------------------
229  Award D/F/H                                                       3d   Tue 7/27/99   Fri 7/30/99           228
-------------------------------------------------------------------------------------------------------------------
230  D/F/H Submittal Preparation, Review, & Approval                   2w   Fri 7/30/99   Fri 8/13/99           229
-------------------------------------------------------------------------------------------------------------------
231  D/F/H Delivery (Aluminum Frames)                                  6w   Fri 8/13/99   Mon 9/27/99           230
-------------------------------------------------------------------------------------------------------------------
232
-------------------------------------------------------------------------------------------------------------------
233  CONSTRUCTION                                                     87d   Wed 6/30/99   Mon 11/1/99
-------------------------------------------------------------------------------------------------------------------
234  SEISMIC UPGRADE                                                  20d   Wed 6/30/99   Wed 7/28/99
-------------------------------------------------------------------------------------------------------------------
235  Complete Seismic Upgrade Work to Existing Bldg.                  20d   Wed 6/30/99   Wed 7/28/99    14FS+5d,10
                                                                                                               3FS-
-------------------------------------------------------------------------------------------------------------------
236  OWNER EQUIPMENT INSTALLATION                                      2d           Thu   Mon10/18/99           193
                                                                               10/14/99
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                         NaviSite San Jose Data Center                                 June 22, 1999
JOB #2031                              Design and Construction Schedule           Exhibit "C"                Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                     Duration    Start        Finish     Predecessors
-------------------------------------------------------------------------------------------------------------------
237  NaviSite Begin Racks and Cabling at Data Rooms                    0d           Mon  Mon 10/18/99         285FF
                                                                               10/18/99
-------------------------------------------------------------------------------------------------------------------
238  Second Floor Available For Office Furniture Installation          0d           Thu  Thu 10/14/99           268
                                                                               10/14/99
-------------------------------------------------------------------------------------------------------------------
239  EQUIPMENT YARDS                                                  66d   Mon 7/12/99  Tue 10/12/99
-------------------------------------------------------------------------------------------------------------------
240  Generator & Fuel Oil Enclosure                                   62d   Wed 7/14/99   Fri 10/8/99
-------------------------------------------------------------------------------------------------------------------
241  Layout & Demo Existing AC Paving                                  2d   Wed 7/14/99   Thu 7/15/99           254
-------------------------------------------------------------------------------------------------------------------
242  Underground Conduits/Re-Route Existing Utilities                 15d   Fri 7/16/99    Thu 8/5/99        241,96
-------------------------------------------------------------------------------------------------------------------
243  Foundations/S.O.G./Hskpng. Pads at Equip. Area                   15d   Fri 8/13/99    Thu 9/2/99       242,113
-------------------------------------------------------------------------------------------------------------------
244  Set & Anchor Generators & Fuel Tanks                              5d   Mon 9/13/99   Fri 9/17/99    243FS+5d,1
                                                                                                              88,18
-------------------------------------------------------------------------------------------------------------------
245  Erect & Coat CMU Wall                                            15d    Fri 9/3/99   Mon 9/24/99           243
-------------------------------------------------------------------------------------------------------------------
246  Termination @ Generators                                          5d   Mon 9/30/99   Fri 9/24/99           244
-------------------------------------------------------------------------------------------------------------------
247  Complete Fuel Oil Piping                                          5d   Mon 9/20/99   Fri 9/24/99           244
-------------------------------------------------------------------------------------------------------------------
248  Patch Paving (throughout)                                         3d   Mon 9/27/99   Wed 9/29/99       245,258
-------------------------------------------------------------------------------------------------------------------
249  HiPot/ETI Test                                                    3d   Mon 9/27/99   Wed 9/29/99           246
-------------------------------------------------------------------------------------------------------------------
250  Fill & Startup Fuel Oil System                                    5d   Mon 9/27/99   Fri 10/1/99           247
-------------------------------------------------------------------------------------------------------------------
251  Generator Start-Up                                                3d   Mon 10/4/99   Wed 10/6/99       250,246
-------------------------------------------------------------------------------------------------------------------
252  Gates/Misc. Painting/Pavement Striping                            7d   Thu 9/30/99   Fri 10/8/99   248,247,245
-------------------------------------------------------------------------------------------------------------------
253  Switchgear and Transformer Enclosure                             66d   Mon 7/12/99  Tue 10/12/99
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                         NaviSite San Jose Data Center                                 June 22, 1999
JOB #2031                              Design and Construction Schedule           Exhibit "C"                Rev. 4
-------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                     Duration    Start        Finish     Predecessors
-------------------------------------------------------------------------------------------------------------------
254  Layout & Demo Existing AC Paving                                  2d   Mon 7/12/99   Wed 7/14/99         255SF
-------------------------------------------------------------------------------------------------------------------
255  Underground Conduits/Re-Route Existing Utilities                 15d   Wed 7/14/99    Tue 8/3/99            96
-------------------------------------------------------------------------------------------------------------------
256  Foundations/S.O.G./Hskpng. Pads at Equip. Area                   15d   Fri 8/13/99    Thu 9/2/99       255,113
-------------------------------------------------------------------------------------------------------------------
257  Set & Anchor Equipment                                            5d   Mon 9/13/99   Fri 9/17/99    256FS+5d,2
                                                                                                              05,21
-------------------------------------------------------------------------------------------------------------------
258  Erect & Coat CMU Wall                                            15d    Fri 9/3/99   Fri 9/24/99           256
-------------------------------------------------------------------------------------------------------------------
259  Terminations                                                     10d   Mon 9/20/99   Fri 10/1/99           257
-------------------------------------------------------------------------------------------------------------------
260  Megger/HiPot/ETI Test                                             5d   Mon 10/4/99   Fri 10/8/99           259
-------------------------------------------------------------------------------------------------------------------
261  Energize                                                          2d           Mon  Tue 10/12/99           260
                                                                               10/11/99
-------------------------------------------------------------------------------------------------------------------
262  OFFICE SPACE - SECOND FLOOR                                      60d    Thu 8/5/99  Thu 10/28/99
-------------------------------------------------------------------------------------------------------------------
263  Complete M.E.P. Overhead Rough-In                                10d    Thu 8/5/99   Wed 8/18/99        235FS-
                                                                                                          15d,81,10
-------------------------------------------------------------------------------------------------------------------
264  Install Framing and Drywall                                      15d   Thu 8/12/99    Wed 9/1/99     263 FS-5d
-------------------------------------------------------------------------------------------------------------------
265  Install Elevator Rails and Cabs                                  20d   Thu 8/19/99   Thu 8/16/99           263
-------------------------------------------------------------------------------------------------------------------
266  Install Ceiling Grid, Fixtures and Diffusers                     10d    Thu 9/2/99   Thu 9/16/99           264
-------------------------------------------------------------------------------------------------------------------
267  Install Flooring                                                 10d   Fri 9/17/99   Thu 9/30/99           266
-------------------------------------------------------------------------------------------------------------------
268  Complete Office Space Finishes                                   10d   Fri 10/1/99  Thu 10/14/99   267,265FF,2
                                                                                                                 31
-------------------------------------------------------------------------------------------------------------------
269  Start-Up, Test and Balance Office Areas                          10d  Fri 10/15/99  Thu 10/28/99    266,261FS+
                                                                                                                 2d
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                     NaviSite San Jose Data Center                                              June 22, 1999
JOB #2031                          Design and Construction Schedule             Exhibit "C"                           Rev. 4
----------------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                   Duration     Start          Finish       Predecessors
----------------------------------------------------------------------------------------------------------------------------
270  DATA CENTER - FIRST FLOOR                                    71D       Thu 7/22/99    Fri 10/29/99
----------------------------------------------------------------------------------------------------------------------------
271  Complete Excavation and Install U/G Utilities                10d       Thu 7/22/99      Wed 8/4/99   26FS-3d,103FS-5
----------------------------------------------------------------------------------------------------------------------------
272  Complete M.E.P. Overhead Rough-In & Preaction System         10d        Mon 8/2/99     Fri 8/13/99   235FS-15d,271FS
----------------------------------------------------------------------------------------------------------------------------
273  FM-200 Rough-In                                              10d        Mon 8/2/99     Fri 8/13/99   272FF
----------------------------------------------------------------------------------------------------------------------------
274  Metal Stud Wall Framing                                      10d        Mon 8/9/99    Fri. 8/20/99   272FS-5d
----------------------------------------------------------------------------------------------------------------------------
275  In-Wall Rough-Ins                                            12d       Thu 8/12/99     Fri 8/27/99   274FS-7d
----------------------------------------------------------------------------------------------------------------------------
276  Rock & Tape                                                  12d       Thu 8/19/99      Fri 9/3/99   275FS-7d
----------------------------------------------------------------------------------------------------------------------------
277  Paint                                                        10d       Fri 8/27/99     Fri 9/10/99   276FS-6d
----------------------------------------------------------------------------------------------------------------------------
278  Epoxy Floor Coating at Battery Room                           6d        Fri 9/3/99     Mon 9/13/99   277FS-5d
----------------------------------------------------------------------------------------------------------------------------
279  Install Ceiling Grid, Fixtures and Diffusers                 10d        Fri 9/3/99     Fri 9/17/99   277FS-5d
----------------------------------------------------------------------------------------------------------------------------
280  Layout and Install Raised Floor Pedestals                     2w       Mon 9/13/99     Fri 9/24/99   279FS-5d,148
----------------------------------------------------------------------------------------------------------------------------
281  Underfloor MEP Rough-Ins                                      2w       Mon 9/20/99     Fri 10/1/99   280FS-1w
----------------------------------------------------------------------------------------------------------------------------
282  Set Raised Floor Panels                                       1w       Thu 9/30/99     Wed 10/6/99   281FS-2d
----------------------------------------------------------------------------------------------------------------------------
283  NOC Interior Buildout & AV Equipment Installation             3w       Mon 10/4/99    Mon 10/25/99   277FS+5d,171,17
----------------------------------------------------------------------------------------------------------------------------
284  Set and Connect Computer Room AC Units                       10d       Tue 10/5/99    Mon 10/18/99   282FS-2d
----------------------------------------------------------------------------------------------------------------------------
285  Complete Server Room Finishes                                 8d       Thu 10/7/99    Mon 10/18/99   278,282
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
XL CONSTRUCTION                     NaviSite San Jose Data Center                                              June 22, 1999
JOB #2031                          Design and Construction Schedule             Exhibit "C"                           Rev. 4
----------------------------------------------------------------------------------------------------------------------------
ID   Task Name                                                   Duration     Start          Finish       Predecessors
----------------------------------------------------------------------------------------------------------------------------
286  Start-Up & Check-Out Computer Room AC Units                   1.5w    Thu 10/19/99   Thu 10/28/99    284,261FS+2d,25
----------------------------------------------------------------------------------------------------------------------------
287  Functional Testing - Server Rooms & Electrical Systems         16d     Fri 10/8/99   Fri 10/29/99    251,261FS-3d
----------------------------------------------------------------------------------------------------------------------------
288  AGENCY APPROVALS                                               10d    Tue 10/19/99    Mon 11/1/99
----------------------------------------------------------------------------------------------------------------------------

                                BID PACKAGE #2
                   ATTACHMENT NO. 2 - LIST OF BID DOCUMENTS
                                    7/16/99

Drawings


Sheet           Description                                              Date

A0              Title                                                    7/16/99

A0.1            Title 24                                                 7/16/99

A0.2            Code Compliance Plans                                    7/16/99

A1.0            Site Plan                                                7/16/99

A1.1            Partial Landscape Plan                                   7/16/99

A2.1            First Floor Plan                                         8/6/99

A2.2            Second Floor Plan                                        8/6/99

A2.1f           First Floor Finish Plan                                  8/1/99

A2.1q           First Floor Equipment Plan                               7/16/99

A2.1r           First Floor Reflected Ceiling Plan                       6/24/99

A2.2f           Second Floor Finish Plan                                 8/2/99

A2.2r           Second Floor Reflected Ceiling Plan                      8/6/99

A2.3            Roof Plan                                                7/16/99

A2.4.1          Enlarged Plans - Restrooms & Showers                     8/6/99

A3.1            Finish & Door Frame Schedules                            8/5/99

A3.2            Wall Types, Mounting Heights & Window Schedule           7/16/99

A4.1            Building Sections                                        7/16/99

A4.2            Wall Sections                                            7/16/99

A4.3            Enlarged Stair & Elevator Plans                          7/16/99

A5.1            Exterior Elevations                                      7/16/99

A6.1            Penetration & Roof Details                               7/16/99

A7.1            Interior Elevations & Finish Patterns                    8/6/99

A8.1            Interior Details                                         8/6/99

A8.2            Interior Details                                         7/16/99

A8.3            Interior Details                                         7/16/99

A8.4            Interior Details                                         7/16/99

A8.5            Interior Details/Enlarged Elevator Plan                  7/16/99

Structural

S0.1T           General Notes                                            7/9/99

S1.0T           Plans                                                    7/9/99

S1.1T           Plans                                                    6/24/99

S2.0T           Details                                                  7/9/99

S2.1T           Details                                                  6/30/99

S2.2T           Details                                                  7/9/99

Mechanical

M0              Title Sheet                                              8/13/99

M1.10           Mechanical First Floor Plan                              8/13/99

M1.2.0          Mechanical Second Floor Plan                             8/13/99

M1.3.0          Mechanical Roof Plan                                     8/13/99

M2.1            Mechanical Schedules                                     8/13/99

M3.1            Mechanical Details                                       7/26/99

M3.2            Mechanical Details                                       8/13/99

M4.1            Mechanical Flow Schematics                               8/13/99

M4.2            Mechanical Flow Schematics                               8/12/99

M5.1            Mechanical Title 24                                      8/13/99

MP1.1.0         Mechanical First Floor Piping Plan                       7/26/99

MP1.1.1         Mechanical Partial Yard Piping Plan                      8/12/99

MP1.2.0         Mechanical Second Floor Zoning Plan                      8/13/99

Plumbing

P0.0.1          Site Plumbing Plan                                       8/12/99

P1.0.0          Underground Plumbing Plan                                7/2/99

P1.1.0          First Floor Plumbing Plan                                7/2/99

P1.2.0          Second Floor Plumbing Plan                               6/25/99

P1.3.0          Roof Plumbing Plan                                       6/25/99

P31             Plumbing Details                                         6/25/99

Electrical

E-0             General                                                  7/28/99

E-0.1           Title 24                                                 7/8/99

E-1.1           Site Plan                                                7/8/99

E-2.1L          First Floor Lighting Plan                                7/8/99

E-2.1P          First Floor Power Plan                                   7/28/99

E-2.2L          Second Floor Lighting Plan                               7/8/99

E-2.2P          Second Floor Power Plan                                  7/8/99

E-2.3P          Roof Plan                                                7/8/99

E-3.1SD         Single Line Diagram - Composite                          7/28/99

E-3.2SD         Single Line Diagram - Part 1                             7/28/99

E-3.3SD         Single Line Diagram - Part 3                             7/28/99

E-3.4SD         Single Line Diagram - Part 4                             7/28/99

E-4.1WD         Switch Gear Wiring Diagrams - Part 1                     7/8/99

E-4.2WD         Switch Gear Wiring Diagrams - Part 2                     7/8/99

E-5.1PS         Panel Schedules - Part 1                                 7/28/99

E-5.2PS         Panel Schedules - Part 2                                 7/28/99

E.5.3PS         Panel Schedules - Part 3                                 7/28/99

E.5.4PS         Panel Schedules - Part 4                                 7/28/99

E-6.1RS         Raceway Schedules                                        7/28/99

E.6.2RS         Control Conduit Schedules                                7/8/99

E-7.1DT         Site Electrical Equipment Layout                         7/8/99

E-7.2DT         Site Electrical Grounding Plan                           7/8/99

E-7.3DT         Site Electrical Conduit Routing Plan                     7/8/99

E-8.1DT         Main Electrical Room - Equip. Layout Plan                7/8/99

E-8.2DT         Main Electrical Room - Grounding Plan                    7/8/99

E-8.3DT         Main Electrical Room - Conduit Routing Plan              7/8/99

E-9.1DT         Details Part 1                                           7/8/99

E-9.2DT         Details Part 2                                           7/8/99

E-9.3DT         Detail                                                   7/28/99

Specifications dated 7/16/99

Section         Description                                              Pages

                Supplementary Conditions                                 6

01010           Summary of the Work                                      6

01045           Cutting and Patching                                     2

01049           Supporting from Building Structure                       4

01300           Submittals                                               5

01400           Quality Control                                          2

01500           Construction Facilities & Temporary Controls             5

01532           Tree & Plant Protection                                  3

01540           Site Security & Safety                                   0

01600           Materials & Equipment                                    4

01640           Hazardous Materials                                      2

01700           Contract Closeout                                        3

01900           Color Schedule                                           2

02070           Demolition for Remodeling                                2

02150           Shoring                                                  3

02210           Site Grading                                             3

02225           Excavation & Backfilling                                 3

02235           Vapor Barrier & Sand Cushion                             1

02380           Caissons                                                 3

02500           Paving                                                   2

02580           Pavement Marking                                         2

02810           Irrigation System                                        3

03100           Concrete Formwork                                        4

03200           Concrete Reinforcement                                   4

03300           Cast-in-Place Concrete                                   12

03361           Pneumatically Placed Concrete                            4

03650           Metal Frame Grouting                                     1

04220           Concrete Unit Masonry                                    5

04400           Stone                                                    0

05120           Structural Steel                                         6

05210           Steel Joists                                             2

05300           Metal Decking                                            3

05440           Light Gauge Framing                                      2

05999           Miscellaneous Metals                                     5

06100           Rough Carpentry                                          5

06200           Finish Carpentry                                         3

06640           FRP Panels                                               2

07115           Shower Pans                                              2

07145           Crystallization Waterproofing                            2

07200           Insulation                                               3

07240           Exterior Insulation Finish System (EIFS)                 4

07501           Membrane Roofing (Repair)                                2

07600           Flashing & Sheet Metal                                   3

07700           Roof Accessories                                         2

07800           Skylights                                                0

07920           Sealants & Caulking                                      3

08100           Hollow Metal Doors & Frames                              3

08120           Aluminum Frames                                          2

08200           Wood Doors                                               2

08300           Special Doors                                            3

08305           Access Doors                                             2

08499           Exterior Aluminum & Glass Systems                        4

08710           Finish Hardware                                          7

08800           Glazing                                                  3

09200           Lath and Plaster                                         4

09290           Drywall Systems                                          7

09300           Ceramic Tile                                             4

09500           Acoustical Treatment                                     4

09650           Resilient Flooring                                       3

09680           Carpeting                                                3

09690           Carpet Tile                                              3

09800           Special Coatings                                         3

09900           Painting                                                 8

09950           Wall Covering                                            0

09951           Fabric Wrapped Panels                                    3

10160           Toilet Partitions                                        3

10210           Louvers                                                  2

10270           Access Flooring                                          6

10650           Operable Partitions                                      3

10800           Toilet Accessories                                       3

10999           Miscellaneous Specialties                                3

11160           Loading Dock Equipment                                   0

12500           Window Treatment                                         1